Exhibit 99.2
• Quarterly Financial Supplement INVESTOR RELATIONS DEPARTMENT • 3300 ENTERPRISE PARKWAY BEACHWOOD, OHIO 44122 • p. (216) 755-5500 f. (216) 755-1500 • WWW.DDR.COM For the three months ended March 31, 2009

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2009

Table of Contents

Section	Page
Earnings Release & Financial Statements	1.0

Financial Summary	2.0
Financial Highlights	2.1
Market Capitalization and Financial Ratios	2.2
Market Capitalization Summary	2.3
Significant Accounting Policies	2.4
Other Real Estate Information	2.5
Reconciliation of Non-GAAP Financial Measures	2.6

Joint Venture Financial Summary	3.0
Joint Venture Investment Summary	3.1
Joint Venture Combining Financial Statements	3.2

Investment Summary	4.0
Capital Transactions	4.1
Acquisitions	4.2
Dispositions	4.2
Development Projects	4.3
Development Delivery and Funding Schedules	4.4
Expansion and Redevelopment Projects	4.5
Summary of Recently Developed Assets	4.6
Summary of Recently Expanded and Redeveloped Assets	4.7

Portfolio Summary	5.0

Debt Summary	6.0
Consolidated Debt	6.1
Joint Venture Debt	6.2
Consolidated and Joint Venture Maturities	6.3

Investor Contact Information	7.0
Property list available online at www.ddr.com
Developers Diversified Realty Corporation considers portions of this information to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, with respect to the Company’s expectation for future periods. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements. There are a number of important factors that could cause the results of the Company to differ materially from those indicated by such forward-looking statements, including among other factors, local conditions such as oversupply of space or a reduction in demand for real estate in the area, competition from other available space, dependence on rental income from real property, the loss of a major tenant or inability to enter into definitive agreements with regard to our financing arrangements or our failure to satisfy conditions to the completion of these arrangements. For more details on the risk factors, please refer to the Company’s Form on 10-K as of December 31, 2008.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
For Immediate Release:

Contact:	Scott A. Wolstein	Thomas Morabito
	Chairman and Chief Executive Officer	Senior Director of Investor Relations
	216-755-5500	216-755-5500
DEVELOPERS DIVERSIFIED REALTY REPORTS FFO PER
DILUTED SHARE OF $1.08 FOR THE QUARTER
ENDED MARCH 31, 2009
CLEVELAND, OHIO, April 23, 2009 - Developers Diversified Realty Corporation (NYSE: DDR), the nation’s leading owner, manager and developer of market-dominant shopping centers, today reported operating results for the first quarter ended March 31, 2009.
•	FFO applicable to common shareholders for the three-month period ended March 31, 2009 was $140.0 million or $1.08 per diluted share which compares to restated FFO of $96.3 million or $0.80 per diluted share for the prior-year comparable period. Net income applicable to common shareholders for the three-month period ended March 31, 2009 was $76.8 million or $0.59 per diluted share which compares to restated net income of $29.6 million or $0.25 per diluted share for the prior-year comparable period. The 2008 amounts have been restated to reflect the change in accounting relating to convertible debt which is discussed in more detail later in this release.

•	After adjusting for the gain on repurchase of unsecured notes and impairment- related charges associated with assets marketed for sale aggregating $55 million, as summarized below (in millions), the Company’s FFO applicable to common shareholders for the three-month period ended March 31, 2009 was $85.0 million or $0.66 per share.

Gain on repurchase of unsecured notes	$72.6
Consolidated non-cash impairment charges	(10.9)
Loss on disposition of joint venture investment	(5.8)
Non-cash impairment charge on equity method investment	(0.9)

$55.0

•	Executed leases during the first quarter totaled approximately 1.9 million square feet, including 124 new leases and 227 renewals.

•	On a cash basis, base rental rates decreased 0.6% on new leases, increased 0.9% on renewals and increased 0.6% overall.

•	Core portfolio leased percentage at March 31, 2009 was 90.7%.

•	Same store net operating income (“NOI”) for the quarter decreased 2.2% over the prior-year comparable period. The decrease in same store NOI is primarily related to the bankruptcies and subsequent store closings of Linens 'N Things, Goody’s, Steve & Barry’s and Circuit City.
Scott A. Wolstein, Developers Diversified’s Chairman and Chief Executive Officer, stated, “Despite the challenging macro environment, we are pleased with our first quarter 2009 operating results which came in as expected. We executed nearly 2 million square feet of leases, and are making headway in leasing space that we have recently recaptured from retailer bankruptcies.”
“Lowering leverage and enhancing liquidity continue to be our key areas of focus. With overwhelming shareholder approval of the equity investment by the Otto family, we look forward to closing that transaction in the coming weeks, and aggressively moving forward with our other leverage reducing initiatives. ”
Financial Results:
Net income applicable to common shareholders was $76.8 million, or $0.59 per share (diluted and basic), for the three-month period ended March 31, 2009, as compared to restated net income of $29.6 million, or $0.25 per share (diluted and basic), for the prior-year comparable period.
For the three-month period ended March 31, 2009, FFO per share was $1.08 (diluted and basic) compared to restated FFO of $0.80 (diluted and basic) for the prior-year comparable period. FFO applicable to common shareholders was $140.0 million for the three-month period ended March 31, 2009, as compared to restated FFO of $96.3 million for the three-month period ended March 31, 2008.
FFO is a supplemental non-GAAP financial measurement used as a standard in the real estate industry and a widely accepted measure of real estate investment trust (“REIT”) performance. Management believes that FFO provides an additional indicator of the financial performance of a REIT. The Company also believes that FFO more appropriately measures the core operations of the Company and provides a benchmark to its peer group. FFO does not represent cash generated from operating activities in accordance with generally accepted accounting principles (“GAAP”), is not necessarily indicative of cash available to fund cash needs and should not be considered as an alternative to net income computed in accordance with GAAP as an indicator of the Company’s operating performance or as an alternative to cash flow as a measure of liquidity. FFO is defined and calculated by the Company as net income, adjusted to exclude: (i) preferred share dividends, (ii) gains from disposition of depreciable real estate property, except for those sold through the Company’s merchant building program, which are presented net of taxes, (iii) extraordinary items and (iv) certain non-cash items. These non-cash items principally include real property depreciation and amortization of intangibles, equity income from joint ventures and equity income from minority equity investments and adding the Company’s proportionate share of FFO from its unconsolidated joint ventures and minority equity investments, determined on a consistent basis. Other real estate companies may calculate FFO in a different manner. A reconciliation of net income to FFO is presented in the financial highlights section.

Leasing:
The following results for the three-month period ended March 31, 2009 highlight continued strong leasing activity throughout the portfolio despite the current economic environment:
•	Executed 124 new leases aggregating approximately 0.6 million square feet and 227 renewals aggregating approximately 1.3 million square feet.

•	On a cash basis, rental rates on new leases decreased 0.6% and rental rates on renewals increased 0.9%. Overall, rental rates for new leases and renewals increased 0.6%.

•	Total portfolio average annualized base rent per occupied square foot, excluding assets in Brazil, as of March 31, 2009 was $12.45, as compared to $12.38 at March 31, 2008.

•	Core portfolio leased rate was 90.7% as of March 31, 2009, as compared to 95.6% at March 31, 2008.
Total annual recurring leasing capital expenditures for the Company and its joint ventures are estimated to be approximately $32 million ($0.27 per square foot of owned GLA) in 2009 calculated based on 100% of the funding.
Strategic Transactions:
On February 23, 2009, the Company entered into a stock purchase agreement (the “Stock Purchase Agreement”) with Mr. Alexander Otto (the “Investor”) to issue and sell 30 million common shares for aggregate gross proceeds of approximately $112.5 million. In addition, the Company will issue warrants to purchase up to 10 million common shares with an exercise price of $6.00 per share to the Investor and certain members of his family (collectively with the Investor, the “Otto Family”). In April 2009, the Company’s shareholders approved the sale of the common shares and warrants to the Investor. The transaction is expected to occur in two closings each consisting of 15 million common shares and warrants to purchase up to 5 million common shares, the first of which is expected to occur in the next several weeks upon the satisfaction of certain closing conditions and will generate estimated gross equity proceeds of approximately $52.5 million.
In March 2009, the Company entered into a secured bridge loan agreement with an affiliate of the Investor for $60 million (the “Bridge Loan”). The Bridge Loan bears interest at a rate of 10.0% per annum for a term maturing of the earlier of the initial closing date of the common share issuance to the Investor, the 90th day after the termination of the Stock Purchase Agreement or September 15, 2009. It is expected that the Bridge Loan will be repaid with proceeds from a $60 million five-year secured loan, which will bear a 9.0% interest rate, and obtained from an affiliate of the Investor concurrent with the first closing of the common shares and warrants discussed above.
Dispositions:
The Company and its joint ventures sold seven properties, aggregating 0.7 million square feet in the first quarter of 2009 generating gross proceeds of $67.4 million.

Wholly-Owned and Consolidated Joint Venture Development:
The Company currently has the following wholly-owned and consolidated joint venture shopping center projects under construction:

		Expected
	Owned	Net Cost	Initial Anchor
Location	GLA	($ Millions)	Opening *	Description
Miami (Homestead), Florida	272,610	$79.7	2H 08	Community Center
Boise (Nampa), Idaho	431,689	126.7	2H 07	Community Center
Boston (Norwood), Massachusetts	56,343	26.7	1H 10	Community Center
Elmira (Horseheads), New York	350,987	56.0	1H 07	Community Center
Raleigh (Apex), North Carolina (Promenade)	72,830	16.9	1H 09	Community Center
Austin (Kyle), Texas **	443,092	77.2	2H 09	Community Center

Total	1,627,551	$383.2

*	1H = First Half, 2H = Second Half; either actual or anticipated

**	Consolidated 50% Joint Venture
At March 31, 2009, approximately $287.0 million of costs were incurred in relation to the above development projects under construction.
In addition to these current developments, several of which will be phased in, the Company and its joint venture partners intend to commence construction on various other developments only after substantial tenant leasing has occurred and acceptable construction financing is available, including several international projects.
Unconsolidated Joint Venture Development:
The Company’s unconsolidated joint ventures have the following shopping center projects under construction. At March 31, 2009, approximately $303.2 million of costs had been incurred in relation to these development projects.

	DDR’s Effective		Expected	Initial
	Ownership	Owned	Net Cost	Anchor
Location	Percentage	GLA	($ Millions)	Opening*	Description
Kansas City (Merriam), Kansas	20.0%	158,632	$43.7	TBD	Community Center
Dallas (Allen), Texas	10.0%	797,665	171.2	1H 08	Lifestyle Center
Manaus, Brazil	47.4%	502,529	114.0	1H 09	Enclosed Mall

Total		1,458,826	$328.9

*	1H = First Half, 2H = Second Half; either actual or anticipated; TBD = to be determined.
Wholly-Owned and Consolidated Joint Venture Redevelopments and Expansions:
The Company is currently expanding/redeveloping the following wholly-owned and consolidated joint venture shopping centers at a projected aggregate net cost of approximately $106.9 million. At March 31, 2009, approximately $78.7 million of costs had been incurred in relation to these projects.

Property	Description
Miami (Plantation), Florida	Redevelop shopping center to include Kohl’s and additional junior tenants
Chesterfield, Michigan	Construct 25,400 sf of small shop space and retail space
Fayetteville, North Carolina	Redevelop 18,000 sf of small shop space and construct an outparcel building
Unconsolidated Joint Venture Redevelopments and Expansions:
The Company’s unconsolidated joint ventures are currently expanding/redeveloping the following shopping centers at a projected net cost of $154.3 million, which includes original acquisition costs related to assets acquired for redevelopment. At March 31, 2009, approximately $117.5 million of costs had been incurred in relation to these projects.

	DDR’s
	Effective
	Ownership
Property	Percentage	Description
Buena Park, California	20%	Large-scale redevelopment of enclosed mall to open-air format
Los Angeles (Lancaster), California	21%	Relocate Walmart and redevelop former Walmart space
Benton Harbor, Michigan	20%	Construct 89,000 square feet of anchor space and retail shops
Dividends:
The Company’s first quarter dividend was paid in a combination of cash and the Company’s common shares. The aggregate amount of cash paid to shareholders on April 21, 2009, was limited to 10% of the total dividend paid. The Company issued 8.3 million common shares based on volume weighted average trading prices of $2.80 per share and paid $2.6 million in cash. This new payout initiative is a part of the Company’s strategy to further enhance liquidity and maximize free cash flow while continuing to maintain its REIT status.
Financings:
In the first quarter of 2009, the Company purchased approximately $163.5 million face amount of its outstanding senior notes at a discount to par resulting in a gross gain of approximately $80.1 million. This gain was reduced by approximately $7.5 million due to the adoption of FSP APB 14-1, “Accounting for Convertible Debt That May Be Settled in Cash Upon Conversion” (“Convertible Debt Restatement”), in the first quarter of 2009. This standard requires that debt issuers separately recognize the liability and equity components of convertible instruments that may be settled in cash upon conversion. As a result of the adoption, the initial debt proceeds from the offering of the Company’s $250 million 3.5% convertible notes, due in 2011, and $600 million 3.0% convertible notes, due in 2012, were required to be allocated between a liability and equity component. This allocation was based upon what the assumed interest rate would have been if the Company had issued traditional senior unsecured notes. Accordingly, the debt balances on the Company’s balance sheet relating to the convertible debt were reduced such that non-cash interest expense would be recognized with a corresponding increase to the convertible debt balance to reflect the higher interest rate referred to above.
As discussed under Strategic Transactions, the Company entered into a $60 million secured Bridge Loan with an affiliate of the Otto Family. As indicated in our April 14, 2009 press release, we currently expect the first tranche of 15 million common shares to be sold to the Otto Family within the next several weeks which will be concurrent with our closing on more than $120 million of new debt financing separate and apart from the secured term loan obtained from the Investor affiliate. The Company has obtained commitments for new loans well in excess of the $112.5 million required as a condition of the first equity closing.
The Company also extended three mortgage loans for an additional term ranging between six and twelve months at the existing rates aggregating approximately $30 million.
Developers Diversified Realty Corporation currently owns and manages over 700 retail operating and development properties in 45 states, plus Puerto Rico, Brazil and Canada, totaling approximately 153 million square feet. Developers Diversified Realty Corporation is a self-administered and self-managed REIT operating as a fully integrated real estate company which acquires, develops, leases and manages shopping centers.

A copy of the Company’s Supplemental Financial/Operational package is available to all interested parties upon request at our corporate office to Francine Glandt, Vice President of Capital Markets and Treasurer, Developers Diversified Realty Corporation, 3300 Enterprise Parkway, Beachwood, Ohio 44122 or on our Web site which is located at http://www.ddr.com.
Developers Diversified Realty Corporation considers portions of this information to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, with respect to the Company’s expectation for future periods. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements. There are a number of important factors that could cause our results to differ materially from those indicated by such forward-looking statements, including, among other factors, local conditions such as oversupply of space or a reduction in demand for real estate in the area; competition from other available space; dependence on rental income from real property; the loss of, significant downsizing of or bankruptcy of a major tenant; constructing properties or expansions that produce a desired yield on investment; our ability to sell assets on commercially reasonable terms; our ability to secure equity or debt financing on commercially acceptable terms or at all; our ability to enter into definitive agreements with regard to our financing and joint venture arrangements or our failure to satisfy conditions to the completion of these arrangements; our ability to complete in a timely manner or at all, the new debt financings required to consummate the sale of common shares to the Otto Family; our ability to satisfy various other conditions to consummate the sale of common shares to the Otto Family; and the finalization of the financial statements for three-month period ended March 31, 2009. For additional factors that could cause the results of the Company to differ materially from these indicated in the forward-looking statements, please refer to the Company’s Form 10-K as of December 31, 2008. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(In thousands — except per share data)

	Three-Month Period
	Ended March 31,
	2009	2008(E)
Revenues:
Minimum rents (A)	$145,212	$156,312
Percentage and overage rents (A)	2,743	3,005
Recoveries from tenants	49,050	52,388
Ancillary and other property income	5,050	4,617
Management, development and other fee income	14,461	16,287
Other (B)	3,250	3,487

	219,766	236,096

Expenses:
Operating and maintenance	36,232	35,708
Real estate taxes	29,136	26,985
Impairment charges (C)	10,905	—
General and administrative (D)	19,171	20,715
Depreciation and amortization	62,941	55,462

	158,385	138,870

Other income (expense):
Interest income	3,029	574
Interest expense (E)	(60,834)	(64,405)
Gain on repurchase of senior notes	72,578	—
Other expenses (F)	(3,662)	(497)

	11,111	(64,328)

Income before equity in net income of joint ventures, impairment of joint venture investment, income tax benefit (expense) of taxable REIT subsidiaries and franchise taxes, discontinued operations and gain on disposition of real estate, net of tax	72,492	32,898
Equity in net income of joint ventures (G)	351	7,388
Impairment of joint venture investment (C)	(875)	—
Income tax benefit (expense) of taxable REIT subsidiaries and franchise taxes	1,025	(1,037)

Income from continuing operations	72,993	39,249
Income from discontinued operations (H)	11,338	909

Income before gain on disposition of real estate	84,331	40,158
Gain on disposition of real estate, net of tax	445	2,367

Net income	84,776	42,525
Loss (income) attributable to non-controlling interests (I)	2,625	(2,365)

Net income attributable to DDR	$87,401	$40,160

Net income applicable to common shareholders	$76,834	$29,593

Funds From Operations (“FFO”):
Net income applicable to common shareholders	$76,834	$29,593
Depreciation and amortization of real estate investments	61,036	54,362
Equity in net income of joint ventures (G)	(778)	(7,388)
Joint ventures’ FFO (G)	15,159	19,181
Non-controlling interests (OP Units) (I)	79	595
Gain on disposition of depreciable real estate	(12,334)	(19)

FFO applicable to common shareholders	139,996	96,324
Preferred dividends	10,567	10,567

FFO	$150,563	$106,891

Per share data:
Earnings per common share
Basic	$0.59	$0.25

Diluted	$0.59	$0.25

Dividends Declared	$0.20	$0.69

Funds From Operations — Basic (J)	$1.08	$0.80

Funds From Operations — Diluted (J)	$1.08	$0.80

Basic — average shares outstanding	128,485	119,148

Diluted — average shares outstanding	129,684	119,300

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(In thousands — except per share data)

(A)	Base and percentage rental revenues for the three-month period ended March 31, 2009, as compared to the prior-year comparable period, decreased $10.1 million due to store closings related to tenant bankruptcies, the most significant of which relates to Mervyns which is 50% owned by the Company through a consolidated joint venture. Included in rental revenues for the three-month periods ended March 31, 2009 and 2008, is approximately $1.0 million and $2.8 million, respectively, of revenue resulting from the recognition of straight-line rents.

(B)	Other income for the three-month periods ended March 31, 2009 and 2008 was comprised of the following (in millions):

	Three-Month Period
	Ended March 31,
	2009	2008
Lease termination fees	$1.5	$3.3
Financing fees	0.3	—
Other miscellaneous	1.5	0.2

	$3.3	$3.5

(C)	The Company recorded impairment charges on two wholly-owned operating shopping centers being marketed for sale as the book basis of the assets was in excess of the estimated fair market value. In addition, the Company recorded an approximate $0.9 million impairment charge associated with a joint venture investment in accordance with Accounting Principles Board Opinion No. 18, “The Equity Method of Accounting for Investment in Common Stock.”

(D)	General and administrative expenses include internal leasing salaries, legal salaries and related expenses associated with the releasing of space, which are charged to operations as incurred. For the three-month periods ended March 31, 2009 and 2008, general and administrative expenses were approximately 4.3% of total revenues, including joint venture revenues.

(E)	In 2009, the Company adopted FSP APB 14-1 resulting in the Convertible Debt Restatement. The adoption of this standard required the Company to restate its interest expense and record a non-cash interest-related charge of $3.3 million, net of capitalized interest, for the three months ended March 31, 2008. The Company recorded non-cash interest expense of approximately $3.9 million for the three months ended March 31, 2009 in accordance with this new accounting standard.

(F)	Includes litigation related expenditures as well as the write off costs related to abandoned development projects and costs incurred for transactions that are not expected to close.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(In thousands — except per share data)

(G)	The following is a summary of the combined operating results of the Company’s joint ventures:

	Three-Month Period Ended March 31,
	2009	2008
Revenues from operations (a)	$231,500	$237,959

Operating expense	87,997	80,863
Depreciation and amortization of real estate investments	64,042	56,545
Interest expense	70,906	77,295

	222,945	214,703

Income from operations before tax expense and discontinued operations	8,555	23,256
Income tax expense	(1,990)	(3,780)
Income from discontinued operations, net of tax	45	114
Loss on disposition of discontinued operations, net of tax	(29)	(2)
Loss on disposition of assets (b)	(26,741)	—
Other, net (c)	11,678	6,439

Net (loss) income	$(8,482)	$26,027

DDR ownership interests (d)	$791	$7,489

FFO from joint ventures are summarized as follows:

Net (loss) income	$(8,482)	$26,027
Loss on disposition of real estate, including discontinued operations	—	2
Depreciation and amortization of real estate investments	64,041	56,604

	$55,559	$82,633

DDR ownership interests (d)	$15,159	$19,181

DDR joint venture distributions received, net	$8,675	$13,700

(a)	Revenues for the three-month periods ended March 31, 2009 and 2008 included approximately $0.7 million and $2.3 million, respectively, resulting from the recognition of straight-line rents, of which the Company’s proportionate share was not material and $0.3 million, respectively.

(b)	An unconsolidated joint venture disposed of a property in March 2009 resulting in a loss of $26.7 million of which the Company’s proportionate share was $5.8 million.

(c)	Includes the effects of certain derivative instruments that are marked to market through earnings from the Company’s equity investment in Macquarie DDR Trust aggregating approximately $11.7 million of income for the three-month period ended March 31, 2009, of which the Company’s share was approximately $1.5 million.

(d)	The Company’s share of joint venture net income was decreased by $0.1 million for the three-month period ended March 31, 2008. This adjustment relates to basis differences impacting amortization and depreciation and gain on dispositions.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(In thousands — except per share data)
At March 31, 2009 and 2008, the Company owned joint venture interests, excluding consolidated joint ventures, in 327 and 317 shopping center properties, respectively.

(H)	The operating results relating to assets classified as discontinued operations are summarized as follows:

	Three Month Period
	Ended March 31,
	2009	2008
Revenues	$141	$5,919

Expenses:
Operating	212	1,993
Interest, net	62	1,075
Depreciation	138	1,745
Non-controlling interest	—	6

Total expenses	412	4,819

(Loss) income before gain (loss) on disposition of real estate	(271)	1,100
Gain (loss) on disposition of real estate, net	11,609	(191)

Net income	$11,338	$909

(I)	Non-controlling interests are comprised of the following:

	Three-Month Period
	Ended March 31,
	2009	2008
Loss (income) attributable to non-controlling interests	$2,704	$(1,770)
Operating partnership units	(79)	(595)

	$2,625	$(2,365)

In June 2008, 0.5 million operating partnership units were converted into an equivalent number of common shares of the Company.

(J)	For purposes of computing FFO per share (basic), the weighted average shares outstanding were adjusted to reflect the assumed conversion of approximately 0.4 million and 0.9 million Operating Partnership Units (“OP Units”) outstanding at March 31, 2009 and 2008, respectively, into 0.4 million and 0.9 million common shares for the three-month periods ended March 31, 2009 and 2008, respectively, on a weighted average basis. The weighted average diluted shares and OP Units outstanding, for purposes of computing FFO were approximately 129.7 million and 120.6 million for the three-month periods ended March 31, 2009 and 2008, respectively.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(In thousands)
Selected Balance Sheet Data (A):

	March 31, 2009	December 31, 2008 (B)
Assets:
Real estate and rental property:
Land	$2,058,254	$2,073,947
Buildings	5,871,679	5,890,332
Fixtures and tenant improvements	270,854	262,809

	8,200,787	8,227,088
Less: Accumulated depreciation	(1,252,769)	(1,208,903)

	6,948,018	7,018,185
Construction in progress	887,459	882,478
Assets held for sale	1,442	—

Real estate, net	7,836,919	7,900,663

Investments in and advances to joint ventures	587,543	583,767
Cash	36,323	29,494
Restricted cash (C)	110,621	111,792
Notes receivable	81,041	75,781
Receivables, including straight-line rent, net	158,464	164,356
Other assets, net	144,404	154,369

	$8,955,315	$9,020,222

Liabilities:
Indebtedness:
Revolving credit facilities	$1,251,131	$1,027,183
Unsecured debt	2,023,074	2,402,032
Mortgage and other secured debt	2,476,415	2,437,440

	5,750,620	5,866,655
Dividends payable	32,842	6,967
Other liabilities	238,650	281,179

	6,022,112	6,154,801
Redeemable operating partnership units	627	627
Shareholders’ equity	2,932,576	2,864,794

	$8,955,315	$9,020,222

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(In thousands)

(A)	Amounts include the consolidation of a 50% owned joint venture, DDR MDT MV LLC (“MV LLC”), that owns 32 sites formerly occupied by Mervyns at March 31, 2009, which includes $318.0 and $348.5 million of net real estate assets at March 31, 2009 and December 31, 2008, respectively, $237.5 million and $258.5 million of mortgage debt at March 31, 2009 and December 31, 2008, respectively, and $67.1 million and $70.2 million of non-controlling interest at March 31, 2009 and December 31, 2008, respectively.

(B)	The December 31, 2008 selected balance sheet data was restated to reflect the adoption of two accounting standards in the first quarter of 2009.
-	The Company adopted the provisions of FSP APB 14-1 resulting in the Convertible Debt Restatement. The Company increased real estate assets by $2.9 million and shareholders’ equity by $52.6 million and decreased unsecured debt by $50.7 and deferred charges by $1.0 million.

-	The Company adopted the provisions of SFAS No. 160, “Non-controlling Interests in Consolidated Financial Statements — an Amendment of ARB No. 51,” which impacted the accounting for transactions with non-controlling shareholders. The Company no longer has a line item in its balance sheet referred to as Minority Interests. Shareholders’ equity at December 31, 2008 has been restated to include $120.1 million attributable to non-controlling interests. Shareholders’ equity at March 31, 2009 includes $133.5 million attributable to non-controlling interests.

(C)	Restricted cash includes $64.1 million and $64.8 million at MV LLC at March 31, 2009 and December 31, 2008, respectively. At March 31, 2009, the MV LLC restricted cash is comprised of $23.9 million received from the seller of the Mervyns portfolio relating to Mervyns bankruptcy filing in the third quarter 2008, a $33.0 million net capital contribution by the members of MV LLC, and $7.2 million related to a security deposit letter of credit, all of which are required to be held in escrow by the lender. Also included in restricted cash is $46.5 million and $47.0 million at March 31, 2009 and December 31, 2008, respectively, relating to the terms of a bond issue for one of the Company’s projects in Mississippi.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(in thousands)
Selected Balance Sheet Data (Continued):
Combined condensed balance sheets relating to the Company’s joint ventures are as follows:

	March 31, 2009	December 31, 2008
Land	$2,360,887	$2,378,033
Buildings	6,334,138	6,353,985
Fixtures and tenant improvements	134,135	131,622

	8,829,160	8,863,640
Less: Accumulated depreciation	(651,318)	(606,530)

	8,177,842	8,257,110
Construction in progress	426,770	412,357

Real estate, net	8,604,612	8,669,467
Receivables, including straight-line rent, net	143,537	136,410
Leasehold interests	12,325	12,615
Other assets	329,897	315,591

	$9,090,371	$9,134,083

Mortgage debt (a)	$5,760,277	$5,776,897
Notes and accrued interest payable to DDR	70,224	64,967
Other liabilities	232,761	237,363

	6,063,262	6,079,227
Accumulated equity	3,027,109	3,054,856

	$9,090,371	$9,134,083

(a)	The Company’s proportionate share of joint venture debt aggregated approximately $1,215.6 million and $1,216.1 million at March 31, 2009 and December 31, 2008, respectively.

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2009

	Three-Month	Three-Month
	Period Ended	Period Ended
FINANCIAL HIGHLIGHTS	March 31,	March 31,	Year Ended December 31,
(In Thousands Except Per Share Information)	2009	2008	2008		2007		2006	2005
FUNDS FROM OPERATIONS:
Net Income (Loss) Applicable to Common Shareholders	$76,834	$29,593	($114,199	) (6)	$214,008	(7)	$196,789	$227,474
Depreciation and Amortization of Real Estate Investments	$61,036	$54,362	$236,344		$214,396		$185,449	$169,117
Equity in Net Income From Joint Ventures	($778)	($7,388)	($17,719)		($43,229)		($30,337)	($34,873)
Joint Venture Funds From Operations	$15,159	$19,181	$68,355		$84,423		$44,473	$49,302
Non-Controlling Interests (OP Units)	$79	$595	$1,145		$2,275		$2,116	$2,916
Gain on Disposition of Real Estate	($12,334)	($19)	($4,244)		($17,956)		($21,987)	($58,834)

FUNDS FROM OPERATIONS AVAILABLE TO COMMON SHAREHOLDERS	$139,996	$96,324	$169,682		$453,918		$376,504	$355,102
PREFERRED DIVIDENDS	$10,567	$10,567	$42,269		$50,934	(7)	$55,169	$55,169

FUNDS FROM OPERATIONS	$150,563	$106,891	$211,952		$504,852		$431,673	$410,271

PER SHARE INFORMATION:
Funds From Operations — Diluted	$1.08	$0.80	$1.40		$3.70		$3.40	$3.21
Net Income (Loss) — Diluted	$0.59	$0.25	($0.95)		$1.76		$1.80	$2.08
Dividends	$0.20	$0.69	$2.07		$2.64		$2.36	$2.16

WEIGHTED AVERAGE SHARES AND OPERATING PARTNERSHIP UNITS, FFO	129,684	120,626	121,030		122,716		110,826	110,700

TOTAL MARKET CAPITALIZATION (1)	$6,582,013	$11,316,805	$7,051,377		$10,755,742		$11,869,415	$9,781,900
DEBT TO TOTAL MARKET CAPITALIZATION (1)	87.37%	50.45%	83.20%		51.98%		35.80%	39.77%
DEBT TO TOTAL UNDEPRECIATED ASSETS, INVESTMENTS, CASH & NOTES REC.	57.71%	57.45%	58.81%		56.92%		54.36%	52.67%
DIVIDEND PAYOUT RATIO (1)	16.47%	83.58%	68.59%		71.23%		69.07%	66.98%

GEN. & ADMIN. EXPENSES AS A PERCENTAGE OF TOTAL REVENUES (2)	4.25%	4.31%	5.17	% (8)	4.53	% (9)	4.80%	4.55%

GENERAL AND ADMINISTRATIVE EXPENSES	$19,171	$20,715	$97,719	(8)	$81,244	(9)	$60,679	$54,048

REVENUES:
DDR Revenues	$219,906	$242,015	$943,654		$973,690		$824,725	$748,571
Joint Venture Revenues	$231,632	$238,197	$946,340		$818,029		$438,885	$438,103

TOTAL REVENUES (3)	$451,538	$480,212	$1,889,994		$1,791,719		$1,263,610	$1,186,675

NET OPERATING INCOME:
DDR Net Operating Income	$154,331	$177,339	$682,566		$723,196		$615,007	$555,291
Joint Venture Net Operating Income	$143,588	$157,269	$617,465		$544,732		$288,699	$280,617

TOTAL NET OPERATING INCOME (4)	$297,919	$334,608	$1,300,031		$1,267,928		$903,706	$835,907

REAL ESTATE AT COST:
DDR Real Estate at Cost	$9,089,781	$9,077,937	$9,109,565		$8,984,738		$7,450,693	$7,029,337
Joint Venture Real Estate at Cost	$9,255,930	$9,030,785	$9,275,998		$8,945,738		$3,939,707	$3,470,112

TOTAL REAL ESTATE AT COST (5)	$18,345,711	$18,108,722	$18,385,564		$17,930,476		$11,390,400	$10,499,449

(1)	See Market Capitalization and Financial Ratio section for detailed calculation (2.2.a - 2.2.c).

(2)	The calculation includes all revenues from discontinued operations as well as joint venture revenues.

(3)	Includes revenues from discontinued operations.

(4)	Includes NOI associated with acquisitions, expansions and developments from completion date of said capital transactions.

(5)	Includes construction in progress (CIP) at March 31, 2009 of $1,314.2 million (includes $426.8 million of CIP included in joint ventures, of which $104.8 million represents the Company’s proportionate share), and at December 31, 2008, 2007, 2006, 2005, CIP aggregated $1,291.9 million, $872.3 million, $611.2 million and $386.2 million, respectively.

(6)	Includes non-recurring non-cash charges primarily related to impairment aggregating approximately $186.5 million for the year ended December 31, 2008.

(7)	Amounts were adjusted to include original issuance costs associated with the redemption of preferred stock of $5.4 million for the year ended December 31, 2007.

(8)	Includes approximately $15.8 million of a non-cash charge relating to the termination of an equity award plan. Excluding this charge, general and administrative expenses were approximately 4.3% of total revenue for the year ended December 31, 2008.

(9)	Includes the former president’s resignation as an executive officer of the Company charge of $4.1 million. Excluding this charge, general and administrative expenses were approximately 4.3% of total revenue for the year ended December 31, 2007.
Financial Highlights 2.1

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2009

	Three-Month
	Period Ended
	March 31,	Year Ended December 31,
MARKET CAPITALIZATION & FINANCIAL RATIOS	2009	2008	2007	2006	2005
DDR RATIO OF DEBT TO TOTAL MARKET CAP:
Total Debt	$5,750,620	$5,866,657	$5,591,014	$4,248,812	$3,890,709
Total Market Capitalization (1)	$6,582,013	$7,051,377	$10,755,742	$11,869,415	$9,781,900

	87.37%	83.20%	51.98%	35.80%	39.77%

DDR DEBT TO UNDEPRECIATED REAL ESTATE ASSETS, INVESTMENTS AND NOTES RECEIVABLE	57.71%	58.81%	56.92%	54.36%	52.67%

DDR, INCLUDING PROPORTIONATE SHARE OF JV DEBT, TOTAL MARKET CAPITALIZATION:
Total Debt (1)	$6,966,216	$7,082,784	$6,625,086	$4,774,407	$4,401,169
Total Market Capitalization (1)	$7,797,609	$8,267,507	$11,789,814	$12,395,010	$10,292,361

	89.34%	85.67%	56.19%	38.52%	42.76%
DDR & JV DEBT TO UNDEPRECIATED REAL ESTATE ASSETS, INVESTMENTS & NOTES RECEIVABLE	61.28%	62.20%	61.01%	57.20%	55.44%

INTEREST COVERAGE RATIO:
Interest Expense (2)	$55,814	$267,240	$283,211	$218,049	$184,281
FFO Before Interest and Preferred Dividends (2)	$155,209	$650,112	$776,958	$648,416	$594,551

	2.78	2.43	2.74	2.97	3.23
DEBT SERVICE COVERAGE RATIO:
Debt Service (2)	$62,920	$268,222	$291,585	$247,464	$217,434
FFO Before Interest and Preferred Dividends (2)	$155,209	$650,112	$776,958	$648,416	$594,551

	2.47	2.42	2.66	2.62	2.73
FIXED CHARGES (INCLUDING PREFERRED DIVIDENDS) COVERAGE RATIO:
Fixed Charges (2)	$73,487	$310,491	$337,114	$302,632	$272,603
FFO Before Interest and Preferred Dividends (2)	$155,209	$650,112	$776,958	$648,416	$594,551

	2.11	2.09	2.30	2.14	2.18
DIVIDEND PAYOUT RATIO:
Common Share Dividends and Operating Partnership Interest	$25,954	$249,757	$327,183	$260,069	$237,856
FFO exclusive of charge associated with preferred stock redemption	$157,551	$364,115	$459,322	$376,504	$355,102

	0.16	0.69	0.71	0.69	0.67

(1)	See page 2.2.b for detailed calculation.

(2)	See page 2.2.c for detailed calculation.
Market Capitalization and Financial Ratios 2.2.a

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2009

	Three-Month
	Period Ended
	March 31,		As of December 31,
	2009		2008		2007		2006	2005
DDR TOTAL MARKET CAPITALIZATION
Common Shares Outstanding	129,363		128,642		119,528		108,986	108,948
Non-Controlling Interests (OP Units)	399		399		862		872	1,350

Total	129,762		129,041		120,390		109,859	110,298
Share Price at Period End	$2.13		$4.88		$38.29		$62.95	$47.02

Market Value of Common Shares	$276,393		$629,722		$4,609,728		$6,915,603	$5,186,192

Preferred Shares at Book Value	$555,000		$555,000		$555,000		$705,000	$705,000
Total Debt	$5,750,620	(1)	$5,866,656	(1)	$5,591,014	(1)	$4,248,812	$3,890,709

TOTAL MARKET CAPITALIZATION	$6,582,013		$7,051,377		$10,755,742		$11,869,415	$9,781,900

DDR TOTAL MARKET CAPITALIZATION — INCLUDING PROPORTIONATE SHARE OF JV DEBT
Common Shares Outstanding	129,363		128,642		119,528		108,986	108,948
Non-Controlling Interests (OP Units)	399		399		862		872	1,350

Total	129,762		129,041		120,390		109,859	110,298
Share Price at Period End	$2.13		$4.88		$38.29		$62.95	$47.02

Market Value of Common Shares	$276,393		$629,722		$4,609,728		$6,915,603	$5,186,192

Preferred Shares at Book Value	$555,000		$555,000		$555,000		$705,000	$705,000
Total Debt	$5,750,620	(1)	$5,866,656	(1)	$5,591,014	(1)	$4,248,812	$3,890,709
Proportionate Share of JV Debt	$1,215,596		$1,216,129		$1,034,072		$525,595	$510,460

TOTAL MARKET CAPITALIZATION	$7,797,609		$8,267,507		$11,789,814		$12,395,010	$10,292,361

(1)	Includes $313.7 million of consolidated joint venture debt at March 31, 2009 (of which $137.2 million represents the joint venture partners’ share) and $333.8 million and $327.6 million at December 31, 2008 and 2007, respectively.
Market Capitalization and Financial Ratios 2.2.b

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2009

	Three-Month
	Period Ended
	March 31,		Year Ended December 31,
	2009		2008		2007		2006		2005
UNDEPRECIATED REAL ESTATE ASSETS, CASH, INVESTMENTS & NOTES RECEIVABLE
Undepreciated Real Estate Assets	$9,089,781		$9,109,565		$8,984,738		$7,450,693		$7,029,337
Undepreciated Real Estate Intangible Assets	$60,177		$64,711		$72,443		$27,408		$26,345
Cash and Cash Equivalents	$146,944		$141,286		$108,505		$28,378		$30,655
Notes Receivable	$81,041		$75,781		$18,557		$18,161		$24,996
Investments in and Advances to Joint Ventures	$587,543		$583,767		$638,111		$291,685		$275,136

	$9,965,486		$9,975,110		$9,822,354		$7,816,325		$7,386,469

DDR & JV UNDEPRECIATED REAL ESTATE ASSETS, CASH, INVESTMENTS & NOTES RECEIVABLE
Undepreciated Real Estate Assets	$9,089,781		$9,109,565		$8,984,738		$7,450,693		$7,029,337
Undepreciated Real Estate Intangible Assets	$60,177		$64,711		$72,443		$27,408		$26,345
Cash and Cash Equivalents	$146,944		$141,286		$108,505		$28,378		$30,655
Notes Receivable or Proportionate Share Thereof	$135,502		$141,311		$19,487		$35,443		$116,212
Proportionate Share of JV Undepreciated Real Estate Assets	$1,935,412		$1,930,001		$1,673,987		$804,738		$736,109

	$11,367,816		$11,386,875		$10,859,160		$8,346,659		$7,938,658

FUNDS FROM OPERATIONS BEFORE INTEREST AND PREFERRED DIVIDENDS
FFO	$139,996		$169,682		$453,917		$376,504		$355,102
Impairments and Other Non-Cash Adjustments	$17,555	(1)	$194,433	(3)	$0		$0		$0
Interest Expense	$60,884		$259,617		$279,630		$224,172		$186,196
Adjustment to Interest Expense for Consolidated Joint Ventures	($1,215)		($5,434)		($7,524)		($7,429)		($1,915)
Adjustment for Impact of Gains on Early Extinguishment of Debt	($72,579)		($10,455)		$0		$0		$0
Preferred Dividends, Including Preferred Non-Controlling Interests (OP Units) & Non-Cash D-42 Dividend	$10,567		$42,269		$50,934		$55,169		$55,169

	$155,209		$650,112		$776,958		$648,416		$594,551

DEBT SERVICE
Interest Expense	$60,884		$259,617		$279,630		$224,172		$186,196
Adjustment to Interest Expense for Consolidated Joint Ventures	($1,215)		($5,434)		($7,524)		($7,429)		($1,915)
Adjustment to Interest Expense due to Adoption of New Accounting Standard for Convertible Debt	($3,855	) (2)	($13,057	) (2)	($11,104	) (2)	($1,305	) (2)	$0
Recurring Principal Amortization	$7,106		$27,096		$30,583		$32,026		$33,154

	$62,920		$268,222		$291,585		$247,464		$217,434

FIXED CHARGES
Debt Service	$62,920		$268,222		$291,585		$247,464		$217,434
Preferred Dividends, Including Preferred Non-controlling Interests (OP Units) and excluding Non-Cash	$10,567		$42,269		$45,529		$55,169		$55,169

D-42 Dividend	$73,487		$310,491		$337,114		$302,632		$272,603

(1)	Adjusted to eliminate non-cash charges related to impairment of consolidated investments ($10.9 million), impairment of joint venture investment ($0.9 million) and loss on sale of joint venture investment ($5.8 million).

(2)	Adjusted to eliminate the impact of the change in accounting of the convertible debt pursuant to the retrospective adoption of FSP APB 14-1.

(3)	Adjusted to eliminate non-cash charges related to impairment of consolidated investments net of minority interest ($63.0 million), impairments of joint venture investments ($106.9 million), termination of supplemental equity award plan ($15.8 million) and loss on sale of assets ($8.7 million).
Market Capitalization and Financial Ratios 2.2.c

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2009

     Total Market Capitalization as of March 31, 2009 (In Millions) (1) (2) (3)
     Total Market Capitalization as of March 31, 2009 (In Millions) (1) (2) (3)

		Percentage of
	Amount	Total

Common Shares Equity	$276.4	4%
Perpetual Preferred Stock	$555.0	8%
Senior Convertible Notes	$735.6	11%
Fixed-Rate Unsecured Debt	$1,287.5	20%
Mortgage Debt	$1,514.5	23%
Variable-Rate Revolving Credit and Term Debt	$1,451.1	22%
Fixed-Rate Revolving Credit and Term Debt	$600.0	9%
Construction Financing	$161.9	2%

Total	$6,582.0	100%

Notes:
1.	Market value ($2.13 per share as of March 31, 2009) includes operating partnership units equivalent to approximately 0.4 million of the Company’s common shares.

2.	Does not include proportionate share of unconsolidated joint venture debt aggregating $1,215.6 million.

3.	Consolidated debt includes 100% of consolidated joint venture debt, comprised primarily of debt associated with a joint venture with Macquarie DDR Trust, of which the joint venture partners’ share is $137.2 million.
Market Capitalization Summary 2.3

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2009
Significant Accounting Policies
Revenues
•	Percentage and overage rents are recognized after the tenants reported sales have exceeded the applicable sales breakpoint.

•	Revenues associated with tenant reimbursements are recognized in the period in which the expenses are incurred based upon the provisions of tenants’ leases.

•	Lease termination fees are included in other income and recognized upon termination of a tenant’s lease, which generally coincides with the receipt of cash.
General and Administrative Expenses
•	General and administrative expenses include internal leasing salaries, legal salaries and related expenses associated with the leasing of space which are charged to operations as incurred. All indirect internal costs associated with acquisitions are expensed as incurred.
Deferred Financing Costs
•	Costs incurred in obtaining long-term financing are included in deferred charges and are amortized over the terms of the related debt agreements; such amortization is reflected as interest expense in the consolidated statements of operations.
Real Estate
•	Real estate assets are stated at cost less accumulated depreciation, which, in the opinion of management, is not in excess of the individual property’s estimated undiscounted future cash flows, including estimated proceeds from disposition.

•	Depreciation and amortization are provided on a straight-line basis over the estimated useful lives of the assets as follows:

Buildings	15 to 31 years
Furniture/Fixtures	Useful lives, which approximate lease
and Tenant Improvements	terms, where applicable
Significant Accounting Policies 2.4.a

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2009
Significant Accounting Policies (Continued)
•	Expenditures for maintenance and repairs are charged to operations as incurred. Renovations that improve or extend the life of the asset are capitalized.

•	Construction in progress includes shopping center developments and significant expansions and redevelopments.
Capitalization
•	The Company capitalizes interest on funds used for the construction or expansion of shopping centers. Capitalization of interest ceases when construction activities are completed and the property is available for occupancy by tenants.

•	For the three-month period ended March 31, 2009 and for the years ended December 31, 2008, 2007, 2006 and 2005, the Company capitalized interest of $5.8 million $41.1 million, $28.8 million, $20.1 million and $12.5 million, respectively, as adjusted for the retroactive adoption of FSP APB 14-1.

•	In addition, the Company capitalized certain construction administration costs of $3.1 million for the three-month period ended March 31, 2009 and $13.9 million, $10.9 million, $10.1 million and $6.2 million for the years ended December 31, 2008, 2007, 2006, and 2005, respectively.

•	Interest and real estate taxes incurred during the construction period are capitalized and depreciated over the building life.
Gain on Sales of Real Estate
•	Gain on sales of real estate generally related to the sale of outlots and land adjacent to existing shopping centers is recognized at closing when the earnings process is deemed to be complete.
Significant Accounting Policies 2.4.b

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2009

Other Real Estate Information
Total Recurring Capital Expenditures
•	The Company and its joint ventures (at 100%) currently estimate total annual recurring leasing capital expenditures to be approximately $32 million ($0.27 psf of owned GLA) in 2009.
Undeveloped Land
•	Included in land is undeveloped real estate, comprised primarily of outlots or expansion pads adjacent to the shopping centers owned by the Company. Land held for development is included in the Company’s CIP amount.

•	At December 31, 2008, the Company estimated the value of this undeveloped land to be approximately $70 million. This value has not been adjusted to reflect changes in land sales or acquisitions subsequent to December 31, 2008.
Non-Income Producing Assets
•	The Company currently estimates the undepreciated cost of its non-income producing real estate assets and furniture, fixtures and equipment to be approximately $100 million at March 31, 2009.
Other Real Estate Information 2.5

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2009
Reconciliation of Supplemental
Non-GAAP Financial Measures
(In thousands)
(Unaudited)
Table 1 — Developers Diversified Realty Corporation and the Company’s Joint Ventures Combined
Same Store Net Operating Income (NOI) represents shopping center assets owned in comparable periods, excluding those under redevelopment. NOI generally includes revenues and expenses for each comparable asset, but excludes straight-line rent, lease termination income and provisions for uncollectible amounts and/or recoveries thereof. Reconciliation of Same Store NOI to Total Revenues and Certain Expenses is as follows:

	Three-Months Ended
	March 31,
	2009	2008
Total Revenues DDR	$219,766	$236,096
Total Revenues — Combined Joint Ventures	231,500	237,959
Operating and Maintenance — DDR	(36,232)	(35,708)
Real Estate Taxes — DDR	(29,136)	(26,925)
Operating and Maintenance and Real Estate Taxes- Combined Joint Ventures	(87,997)	(80,863)

Combined NOI	$297,901	$330,559

Total Same Store NOI	$256,443	$262,249	(2.2%)
Property NOI from other operating segments	41,458	68,310

Combined NOI	$297,901	$330,559

Reconciliation of Supplemental Non-GAAP Financial Measures 2.6.a

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2009
Reconciliation of Supplemental
Non-GAAP Financial Measures
(In thousands)
(Unaudited)
Table 2 — Developers Diversified Realty Corporation
Reconciliation of Funds From Operations (FFO):

	Three Months Ended
	March 31,
	2009	2008
FUNDS FROM OPERATIONS:
Net Income Applicable to Common Shareholders	$76,834	$29,593
Depreciation and Amortization of Real Estate Investments	61,036	54,362
Equity in Net Income From Joint Ventures	(778)	(7,388)
Joint Venture Funds From Operations	15,159	19,181
Non-Controlling Interests (OP Units)	79	595
Loss on Sales of Real Estate	(12,334)	(19)

FUNDS FROM OPERATIONS AVAILABLE TO COMMON SHAREHOLDERS	$139,996	$96,324

Preferred Dividend Charges	10,567	10,567

FUNDS FROM OPERATIONS	$150,563	$106,891

ADDITIONAL SFAS 141 DISCLOSURES:
Below Market Rent Amortization	$187	$237
Pro Rata Share of JV Below Market Rent Amortization	36	32

Debt Premium Amortization Income	$961	$1,536
Pro Rata Share of JV Debt Premium Amortization Income (Expense)	(23)	(7)
Reconciliation of Supplemental Non-GAAP Financial Measures 2.6.b

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2009
Reconciliation of Supplemental
Non-GAAP Financial Measures
(In thousands)
(Unaudited)
Table 3 — Developers Diversified Realty Corporation
Summary of Consolidated Transactional Income

	Three Months Ended
	March 31,
	2009	2008	Income Statement Caption
Transactional Income Included in FFO
Consolidated
Merchant Building Gains, Net of Tax	$76	$50	Gain on Disposition of Real Estate
Loss on Sales from Discontinued Operations	(345)	—	Loss on Disposition of Discontinued Operations
Land Sale (Loss) Gain	(11)	2,107	(Loss) Gain on Disposition of Real Estate

	$(280)	$2,157

Transactional Income NOT Included in FFO
Consolidated
Gain on Dispositions	$380	$210	Gain on Disposition of Real Estate

Gain (Loss) on Sales from Discontinued Operations	11,954	(191)	Gain (Loss) on Disposition of Discontinued Operations

	$12,334	$19	FFO Reconciliation

Gain on Sales of Real Estate
Merchant Building Gains, Net of Tax	$76	$—
Land Sale (Loss) Gain	(11)	2,107
Gain on Dispositions	380	210

	$445	$2,317	Consolidated Income Statement

Gain on Sales of Real Estate From Discontinued Operations
Gain (Loss) on Sales from Discontinued Operations	$11,609	$(191)	Consolidated Income Statement

Reconciliation of Supplemental Non-GAAP Financial Measures 2.6.c

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2009
Reconciliation of Supplemental
Non-GAAP Financial Measures
(In thousands)
(Unaudited)
Table 4 — Developers Diversified Realty Corporation
Summary of Joint Venture Transactional Income

Three Months Ended
March 31,
	2009	2008	Income Statement Caption
Transactional Income Included in FFO
Joint Ventures
Gain on Sales from Discontinued Operations	$—	$—	Gain on Disposition of Real Estate, Net of Tax
Gain and Loss on Disposition of Real Estate,
Land Sale Gains and Loss on Disposition of Real Estate	(26,770)	—	Net of Tax

	$(26,770)	$—

DDR’s Proportionate Share	$(5,351)	$—

Transactional Income NOT Included in FFO
Joint Ventures
Gain on Sales from Discontinued Operations	$—	$—	Gain on Disposition of Real Estate
Gain on Sales			Gain on Disposition of Real Estate

	$—	$—	FFO Reconciliation

DDR’s Proportionate Share		$—

Gain on Sales of Real Estate, Net of Tax

Land Sale Gains and Loss on Disposition of Real Estate	$(26,770)	$—
Gain on Sales	—	—

	$(26,770)	$—	Gain on Disposition of Real Estate

Gain on Sales of Real Estate From Discontinued Operations
Gain on Sales from Discontinued Operations included in FFO	$—	$—
Gain on Sales from Discontinued Operations NOT included in FFO	—	—

	$—	$—	Gain on Disposition of Discontinued Operations

Reconciliation of Supplemental Non-GAAP Financial Measures 2.6.d

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2009

Joint Venture Investment Summary
(in millions)
as of March 31, 2009

									Promoted
			DDR	Consolidated	Number of		Gross Book		Interest
	Legal Name	Partner(s)	Ownership %	(Yes/No)	Properties		Value	Debt	(Yes/No)
1	DDRTC Core Retail Fund, LLC	TREA Retail Property Portfolio 2006, LLC (TIAA) (85%)	15.0%	No	66		$2,956.6	$1,770.3	Yes
2	DDR Domestic Retail Fund I	DDR Domestic Retail Fund I (80%)	20.0%	No	63		$1,457.8	$967.6	Yes
3	Investments with Macquarie (DDR Macquarie Fund LLC, Management LLC, U.S. Trust Inc. and MDT PS LLC )	Macquarie Bank Ltd (MBL) / Macquarie DDR Trust (MDT) (B)	Various	No	50		$1,881.3	$1,236.9	Yes
4	DDR MDT MV LLC (Mervyns) (C)	Macquarie DDR Trust (MDT) (50%)	50.0%	Yes	37		$380.4	$258.5	Yes
5	Coventry II DDR Bloomfield LLC	Coventry II Fund (80%)	20.0%	No	1	(A)	$212.0	$48.0	Yes
6	Coventry II DDR Buena Park LLC	Coventry II Fund (80%)	20.0%	No	1		$104.6	$61.0	Yes
7	Coventry II DDR Fairplain LLC	Coventry II Fund (80%)	20.0%	No	1		$32.4	$16.0	Yes
8	Coventry II DDR Marley Creek LLC	Coventry II Fund (80%)	20.0%	No	1		$13.2	$10.8	Yes
9	Coventry II DDR Merriam Village LLC	Coventry II Fund (80%)	20.0%	No	1	(A)	$45.5	$17.0	Yes
10	Coventry II DDR Montgomery Farm LLC	Coventry II Fund (80%)	20.0%	No	1		$167.2	$120.4	Yes
11	Coventry II DDR Phoenix Spectrum LLC	Coventry II Fund (80%)	20.0%	No	1		$89.6	$46.0	Yes
12	Coventry II DDR SM LLC	Coventry II Fund (80%)	20.0%	No	44		$148.8	$117.4	Yes
13	Coventry II DDR Totem Lakes LLC	Coventry II Fund (80%)	20.0%	No	1		$42.1	$29.5	Yes
14	Coventry II DDR Tri County LLC	Coventry II Fund (80%)	20.0%	No	1		$230.9	$165.8	Yes
15	Coventry II DDR Westover LLC	Coventry II Fund (80%)	20.0%	No	1		$29.7	$20.9	Yes
16	RVIP IIIB LP	Prudential Real Estate Advisors (74.25%)	25.75%	No	1		$91.6	$60.0	Yes
17	RVIP VII LLC	Prudential Real Estate Advisors (79%)	21.0%	No	2		$125.4	$72.1	Yes
18	RVIP VIII LP	Prudential Real Estate Advisors (74.25%)	25.75%	No	1		$33.6	$23.4	Yes
19	DPG Realty Holdings LLC	Prudential Insurance Co. of America (90%)	10.0%	No	11		$121.4	$9.5	No
20	TRT DDR Venture I General Partnership	TRT-DDR Joint Venture I Owner LLC (90%)	10.0%	No	3		$160.2	$110.0	Yes
21	Sonae Sierra Brazil BV Sarl	Sonae Sierra, SGPS, SA (50%)	50.0%	No	9		$364.5	$69.4	No
22	DDR-SAU Retail Fund, LLC	Special Account — U, L.P. (State of Utah ) (80%)	20.0%	No	29		$309.4	$226.2	No
23	Cole MT Independence Missouri JV LLC	Cole Realty Advisors, Inc. (85.5%)	14.5%	No	1		$61.4	$34.1	No
24	DDRA Comm. Ctrs Five, L.P.	DRA Advisors (50%)	50.0%	No	5		$240.0	$280.0	No
25	DDR Markaz II LLC (Kuwait Financial Centre II)	Kuwait Financial Centre S.A.K., Bank of Bahrain and Kuwait B.S.C. (80%)	20.0%	No	13		$205.7	$150.5	Yes
26	Lennox Town Center LTD.	Casto Properties (50%)	50.0%	No	1		$21.0	$27.0	No
27	Sun Center Limited	Casto Properties (20.55%)	79.45%	No	1		$25.4	$18.6	No
28	Dublin Village	Casto Properties (36.6%)	63.4%	No	—		$0.1	$0.0	No
29	DOTRS LLC	State Teachers Retirement Board of Ohio (50%)	50.0%	No	1		$26.6	$21.0	No
30	Jefferson County Plaza LLC	The Sansone Group (50%)	50.0%	No	1		$7.0	$3.7	No
31	Sansone Group/ DDRC LLC	The Sansone Group (50%)	50.0%	No	—		$0.0	$0.0	No
32	Shea & Tatum Assoc. LP (Paradise Village) (C)	Churchill Family Trust (33%)	67.0%	Yes	1		$29.6	$30.0	No
33	Other Joint Ventures		Various	Yes/No	23		$431.9	$75.5	Yes

	TOTALS				373		$10,046.7	$6,097.0

(A)	Property is under development

(B)	The Company owns an effective ownership of 25.0% in DDR Macquarie Fund LLC, 12.3% in Macquarie DDR Trust and 12.3% in MDT PS LLC.

(C)	Joint Venture is included in consolidated operating results of DDR
Joint Venture Investment Summary 3.1

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2009

Joint Ventures (Combining Financial Information) (1)
(in millions)
Combining Balance Sheets
as of March 31, 2009

	DDRTC Core Retail	DDR Domestic Retail	Investments with	Coventry II DDR	Coventry II DDR Buena	Coventry II DDR Fairplain	Coventry II DDR Marley	Coventry II DDR Merriam
	Fund LLC	Fund I	Macquarie	Bloomfield LLC	Park LLC	Plaza LLC	Creek LLC	Village LLC
Real estate assets	$2,956.6	$1,457.8	$1,881.3	$212.0	$104.6	$32.4	$13.2	$45.5
Accumulated depreciation	(146.5)	(62.1)	(167.8)	0.0	(8.3)	(1.4)	(0.6)	0.0

Real estate, net	2,810.1	1,395.7	1,713.5	212.0	96.3	31.0	12.6	45.5

Receivables, net	25.8	21.2	29.6	0.1	2.8	0.5	0.1	0.0
Other assets	106.3	58.7	52.1	0.2	1.3	0.3	0.3	(0.3)
Disproportionate share of equity	—	—	—	—	—	—	—	—

	$2,942.2	$1,475.6	$1,795.2	$212.3	$100.4	$31.8	$13.0	$45.2

Mortgage debt	$1,770.3	$967.6	$1,236.9	$48.0	$61.0	$16.0	$10.8	$17.0
Amounts payable to DDR	1.3	1.3	1.0	61.8	0.0	0.0	0.0	0.0
Other liabilities	33.0	16.5	67.8	17.4	1.9	0.2	0.1	2.1

	1,804.6	985.4	1,305.7	127.2	62.9	16.2	10.9	19.1
Accumulated equity (deficit)	1,137.6	490.2	489.5	85.1	37.5	15.6	2.1	26.1
Disproportionate share of equity	—	—	—	—	—	—	—	—

	$2,942.2	$1,475.6	$1,795.2	$212.3	$100.4	$31.8	$13.0	$45.2

Proportionate share of other assets/liabilities, net	$14.9	$12.7	$6.9	($1.7)	$0.4	$0.1	$0.0	($0.5)

Disproportionate amount payable to DDR	$0.0	$0.0	$0.0	$55.6	$0.0	$0.0	$0.0	$0.0

Combining Statements of Operations
For the three months ended March 31, 2009

	DDRTC Core Retail	DDR Domestic Retail	Investments with	Coventry II DDR	Coventry II DDR Buena	Coventry II DDR Fairplain	Coventry II DDR Marley	Coventry II DDR Merriam
	Fund LLC	Fund I	Macquarie	Bloomfield LLC	Park LLC	Plaza LLC	Creek LLC	Village LLC
Revenues from operations	$60.6	$33.8	$53.1	($0.0)	$3.3	$0.9	$0.3	$0.0
Rental operation expenses	(22.5)	(13.5)	(19.2)	(0.1)	(1.7)	(0.4)	(0.2)	(0.0)

Net operating income	38.1	20.3	33.9	(0.1)	1.6	0.5	0.1	(0.0)
Depreciation and amortization expense	(21.2)	(12.5)	(10.9)	0.0	(0.5)	(0.2)	(0.1)	0.0
Interest expense	(22.2)	(13.8)	(11.2)	(2.4)	(0.2)	(0.2)	(0.1)	(0.1)

Income (loss) before gain on sale of real estate	(5.3)	(6.0)	11.8	(2.5)	0.9	0.1	(0.1)	(0.1)
Tax expense	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Other gain, net	0.0	0.0	11.7	0.0	0.0	0.0	0.0	0.0
Gain (loss) on sale of real estate	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Discontinued operations	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Gain on sale of discontinued operations	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Disproportionate share of income	—	—	—	—	—	—	—	—

Net income (loss)	($5.3)	($6.0)	$23.5	($2.5)	$0.9	$0.1	($0.1)	($0.1)
DDR ownership interest	15%	20%	* **	20%	20%	20%	20%	20%

	($0.8)	($1.2)	$4.7	($0.5)	$0.2	$0.0	($0.0)	($0.0)
Amortization of basis differential	0.4	0.2	0.3	—	—	—	—	—

	($0.4)	($1.0)	$5.0	($0.5)	$0.2	$0.0	($0.0)	($0.0)

Proportionate share of net operating income (4)	$5.7	$4.1	$8.9	($0.0)	$0.3	$0.1	$0.0	$0.0

Proportionate share of interest expense (4)	$3.3	$2.8	$2.7	$0.5	$0.0	$0.0	$0.0	$0.0

Funds From Operations (“FFO”):

Net income (loss)	($5.3)	($6.0)	$23.5	($2.5)	$0.9	$0.1	($0.1)	($0.1)
Depreciation of real property	21.2	12.5	10.9	0.0	0.5	0.2	0.1	0.0
(Gain) loss on sale of real estate	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Disproportionate share of income	—	—	—	—	—	—	—	—

	$15.9	$6.5	$34.4	($2.5)	$1.4	$0.3	$0.0	($0.1)
DDR ownership interest	15%	20%	* **	20%	20%	20%	20%	20%

DDR FFO	$2.4	$1.3	$7.4	($0.5)	$0.3	$0.1	$0.0	($0.0)

Joint Venture Financial Summary 3.2.a

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2009

Joint Ventures (Combining Financial Information) (1)
(in millions)
Combining Balance Sheets
as of March 31, 2009

	Coventry II DDR Montgomery	Coventry II DDR Phoenix	Coventry II Service	Coventry II DDR Totem	Coventry II DDR Tri-County	Coventry II DDR Ward	RVIP IIIB LP
	Farm LLC	Spectrum LLC	Holdings LLC	Lake LLC	Mall LLC	Westover LLC	Deer Park, IL	RVIP VII LLC
Real estate assets	$167.1	$89.6	$148.8	$42.1	$230.9	$29.6	$91.6	$125.4
Accumulated depreciation	(1.4)	(6.4)	($7.1)	(3.4)	(13.9)	(1.7)	(17.9)	(22.1)

Real estate, net	165.7	83.2	141.7	38.7	217.0	27.9	73.7	103.3

Receivables, net	5.3	3.2	7.6	0.2	2.4	0.9	2.7	2.8
Other assets	(2.7)	1.4	17.1	0.3	7.0	0.5	0.9	7.2
Disproportionate share of equity	—	—	—	—	—	—	—	—

	$168.3	$87.8	$166.4	$39.2	$226.4	$29.3	$77.3	$113.3

Mortgage debt	$120.4	$46.0	$117.4	$29.5	$165.8	$20.9	$60.0	$72.1
Amounts payable to DDR	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Other liabilities	5.4	3.4	6.6	0.5	4.4	0.3	3.3	15.7

	125.8	49.4	124.0	30.0	170.2	21.2	63.3	87.8
Accumulated equity (deficit)	42.5	38.4	42.4	9.2	56.2	8.1	14.0	25.5
Disproportionate share of equity	—	—	—	—	—	—	—	—

	$168.3	$87.8	$166.4	$39.2	$226.4	$29.3	$77.3	$113.3

Proportionate share of other assets/liabilities, net	($0.3)	$0.2	$3.6	$0.0	$1.0	$0.2	$0.1	($1.2)

Disproportionate amount payable to DDR	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0

Combining Statements of Operations For the three months ended March 31, 2009

	Coventry II DDR Montgomery	Coventry II DDR Phoenix	Coventry II Service	Coventry II DDR Totem	Coventry II DDR Tri-County	Coventry II DDR Ward	RVIP IIIB LP
	Farm LLC	Spectrum LLC	Holdings LLC	Lake LLC	Mall LLC	Westover LLC	Deer Park, IL	RVIP VII LLC
Revenues from operations	$2.2	$2.8	$6.4	$0.6	$4.8	$0.9	$3.6	$3.2
Rental operation expenses	(1.4)	(1.3)	(3.1)	(0.3)	(2.3)	(0.5)	(1.2)	(1.1)

Net operating income	0.8	1.5	3.3	0.3	2.5	0.4	2.4	2.1
Depreciation and amortization expense	(0.5)	(0.4)	(1.0)	(0.2)	(1.4)	(0.1)	(0.7)	(0.8)
Interest expense	(0.9)	(0.1)	(1.5)	0.0	(2.5)	0.0	(0.9)	(0.5)

Income (loss) before gain on sale of real estate	(0.6)	1.0	0.8	0.1	(1.4)	0.3	0.8	0.8
Tax expense	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Other gain, net	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Gain (loss) on sale of real estate	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Discontinued operations	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Gain on sale of discontinued operations	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Disproportionate share of income	—	—	—	—	—	—	—	—

Net income (loss)	($0.6)	$1.0	$0.8	$0.1	($1.4)	$0.3	$0.8	$0.8
DDR ownership interest	20%	20%	20%	20%	20%	20%	* **	21%

	($0.1)	$0.2	$0.2	($0.0)	($0.3)	$0.0	$0.1	$0.3

Amortization of basis differential	—	—	—	—	—	—	—	(0.1)

	($0.1)	$0.2	$0.2	($0.0)	($0.3)	$0.0	$0.1	$0.2

Proportionate share of net operating income (4)	$0.2	$0.3	$0.7	$0.1	$0.5	$0.1	$0.6	$0.4

Proportionate share of interest expense (4)	$0.2	$0.0	$0.3	$0.1	$0.5	$0.0	$0.2	$0.1

Funds From Operations (“FFO”):

Net income (loss)	($0.6)	$1.0	$0.8	($0.1)	($1.4)	$0.3	$0.8	$0.8
Depreciation of real property	0.5	0.4	1.0	0.2	1.4	0.1	0.7	0.8
(Gain) loss on sale of real estate	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Disproportionate share of income	—	—	—	—	—	—	—	—

	($0.1)	$1.4	$1.8	$0.1	($0.0)	$0.4	$1.5	$1.6
DDR ownership interest	20%	20%	20%	20%	20%	20%	* **	21%

DDR FFO	($0.0)	$0.3	$0.4	$0.0	($0.0)	$0.1	$0.8	$0.6

Joint Venture Financial Summary 3.2.b

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2009

Joint Ventures (Combining Financial Information) (1)
(in millions)
Combining Balance Sheets
as of March 31, 2009

				Sonae Sierra					Lennox Town
	RVIP VIII	DPG Realty	TRT DDR	Brazil	DDR-SAU Retail		DDRA Community	DDR Markaz	Center
	Tech Ridge LLC	Holdings LLC	Venture I GP	BV Sarl (2)	Fund LLC (2)	Cole	Centers Five LP	II LLC	Limited (2)
Real estate assets	$33.6	$121.4	$160.2	$364.5	$309.4	$61.4	$239.9	$205.6	$21.0
Accumulated depreciation	(4.8)	(12.4)	(8.0)	(34.5)	(25.8)	(0.3)	(53.9)	(22.9)	(5.3)

Real estate, net	28.8	109.0	152.2	330.0	283.6	61.1	186.0	182.7	15.7

Receivables, net	1.0	1.2	2.1	16.0	7.7	0.3	5.2	0.9	1.9
Other assets	0.7	1.6	3.6	27.3	35.0	1.6	7.3	6.2	0.8
Disproportionate share of equity	—	—	—	—	—	—	—	—	—

	$30.5	$111.8	$157.9	$373.3	$326.3	$63.0	$198.5	$189.8	$18.4

Mortgage debt	$23.4	$9.5	$110.0	$69.4	$226.2	$34.1	$280.0	$150.5	$27.0
Amounts payable to DDR	0.0	0.0	0.0	0.0	0.4	0.0	0.0	0.3	0.0
Other liabilities	0.7	1.3	0.4	36.4	5.4	0.5	4.5	(0.5)	1.2

	24.1	10.8	110.4	105.8	232.0	34.6	284.5	150.4	28.2
Accumulated equity (deficit)	6.4	101.0	47.5	267.5	94.3	28.4	(86.0)	39.4	(9.8)
Disproportionate share of equity	—	—	—	—	—	—	—	—	—

	$30.5	$111.8	$157.9	$373.3	$326.3	$63.0	$198.5	$189.8	$18.4

Proportionate share of other assets/liabilities, net	$0.3	$0.1	$0.5	$3.4	$7.5	$0.2	$4.0	$1.5	$0.8

Disproportionate amount payable to DDR	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0

Combining Statements of Operations
For the three months ended March 31, 2009

				Sonae Sierra					Lennox Town
	RVIP VIII	DPG Realty	TRT DDR	Brazil	DDR-SAU Retail		DDRA Community	DDR Markaz	Center
	Tech Ridge LLC	Holdings LLC	Venture I GP	BV Sarl (2)	Fund LLC (2)	Cole	Centers Five LP	II LLC	Limited (2)
Revenues from operations	$1.2	$2.9	$3.9	$15.0	$8.6	$1.8	$9.2	$5.3	$1.2
Rental operation expenses	(0.7)	(0.9)	(1.3)	(4.7)	(3.1)	(0.5)	(3.0)	(1.9)	(0.4)

Net operating income	0.5	2.0	2.6	10.3	5.5	1.3	6.2	3.4	0.8
Depreciation and amortization expense	(0.3)	(0.7)	(1.1)	(2.4)	(4.5)	(0.3)	(1.5)	(1.4)	(0.1)
Interest expense	(0.1)	(0.0)	(1.4)	(0.8)	(3.1)	(0.5)	(3.9)	(2.1)	(0.4)

Income (loss) before gain on sale of real estate	0.1	1.3	0.1	7.1	(2.1)	0.5	0.8	(0.1)	0.3
Tax expense	0.0	0.0	0.0	(2.0)	0.0	0.0	0.0	0.0	0.0
Other gain, net	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Gain (loss) on sale of real estate	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Discontinued operations	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Gain on sale of discontinued operations	0.0	(0.0)	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Disproportionate share of income	—	—	—	—	—	—	—	—	—

Net income (loss)	$0.1	$1.3	$0.1	$5.1	($2.1)	$0.5	$0.8	($0.1)	$0.3
DDR ownership interest	25.75%	10%	10%	50%	20%	14.5%	50%	20%	50%

	$0.3	$0.1	($0.0)	$2.5	($0.4)	$0.1	$0.4	($0.0)	$0.2
Amortization of basis differential	—	—	—	(0.6)	—	—	0.1	—	—

	$0.3	$0.1	($0.0)	$1.9	($0.4)	$0.1	$0.5	($0.0)	$0.2

Proportionate share of net operating income (4)	$0.1	$0.2	$0.2	$5.1	$1.1	$0.2	$3.1	$0.7	$0.4

Proportionate share of interest expense (4)	$0.0	$0.0	$0.2	$0.4	$0.6	$0.1	$1.9	$0.4	$0.2

Funds From Operations (“FFO”):

Net income (loss)	$0.1	$1.3	$0.0	$5.1	($2.1)	$0.5	$0.8	($0.1)	$0.3
Depreciation of real property	0.3	0.7	1.1	2.4	4.5	0.3	1.5	1.4	0.1
(Gain) loss on sale of real estate	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Disproportionate share of income	—	—	—	—	—	—	—	—	—

	$0.4	$2.0	$1.1	$7.5	$2.4	$0.8	$2.3	$1.3	$0.4
DDR ownership interest	26%	10%	10%	50%	20%	14.52%	50%	20%	50%

DDR FFO	$0.2	$0.2	$0.1	$3.9	$0.5	$0.1	$1.2	$0.3	$0.2

Joint Venture Financial Summary 3.2.c

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2009

Joint Ventures (Combining Financial Information) (1)
(in millions)
Combining Balance Sheets
as of March 31, 2009

				Jefferson	Sansone	Sold/Acquired		DDR’s
	Sun Center Limited (2)	Dublin Village (3)	DOTRS LLC	County Plaza LLC	Group/ DDRC LLC	and Other JVs (5)	Total	Proportionate Share
Real estate assets	$25.4	$0.1	$26.6	$7.0	$0.0	$51.1	$9,255.9	$1,935.4
Accumulated depreciation	(8.2)	0.0	(6.0)	(1.1)	0.0	(7.3)	(651.3)	(165.2)

Real estate, net	17.2	0.1	20.6	5.9	0.0	43.8	8,604.6	1,770.2

Receivables, net	0.8	0.0	0.9	0.1	0.0	0.4	143.5	35.7
Other assets	1.1	0.0	1.2	0.3	3.4	1.6	342.3	78.5
Disproportionate share of equity	—	—	—	—	—	—	—	18.9	(6)

	$19.1	$0.1	$22.7	$6.3	$3.4	$45.8	$9,090.4	$1,903.3

Mortgage debt	$18.6	$0.0	$21.0	$3.7	$0.0	$27.3	$5,760.3	$1,215.6
Amounts payable to DDR	0.0	0.1	0.0	4.1	0.0	0.0	70.2	9.1
Other liabilities	0.7	(0.1)	0.6	0.1	0.8	2.1	232.8	56.4

	19.3	0.0	21.6	7.9	0.8	29.4	6,063.3	1,281.1
Accumulated equity (deficit)	(0.2)	0.1	1.1	(1.6)	2.6	16.4	3,027.1	603.3
Disproportionate share of equity	—	—	—	—	—	—	—	18.9	(6)

	$19.1	$0.1	$22.7	$6.3	$3.4	$45.8	$9,090.4	$1,903.3

Proportionate share of other assets/liabilities, net	$0.9	($0.0)	$0.7	$0.2	$1.3	$0.0	$57.7

Disproportionate amount payable to DDR	$0.0	$0.0	$0.0	$2.1	$0.0	$0.0	$57.7

Combining Statements of Operations
For the three months ended March 31, 2009

				Jefferson	Sansone	Sold/Acquired		DDR’s
	Sun Center Limited (2)	Dublin Village (3)	DOTRS LLC	County Plaza LLC	Group/ DDRC LLC	and Other JVs (5)	Total	Proportionate Share
Revenues from operations	$1.2	$0.0	$1.1	$0.2	$0.2	$3.1	$231.5	$54.9
Rental operation expenses	(0.3)	(0.0)	(0.4)	(0.1)	0.1	(1.5)	(88.0)	(20.3)

Net operating income	0.9	0.0	0.7	0.1	0.3	1.5	143.5	34.6
Depreciation and amortization expense	(0.4)	0.0	(0.1)	(0.1)	0.0	(0.7)	(64.1)	(13.8)
Interest expense	(0.5)	0.0	(0.3)	(0.1)	(0.1)	(0.9)	(70.9)	(15.3)

Income (loss) before gain on sale of real estate	(0.0)	(0.0)	0.3	(0.1)	0.2	(0.1)	8.5	5.5
Tax expense	0.0	0.0	0.0	0.0	0.0	0.0	(2.0)	(1.0)
Other gain, net	0.0	0.0	0.0	0.0	0.0	0.0	11.7	1.4
Gain (loss) on sale of real estate	0.0	0.0	0.0	0.0	0.0	(26.7)	(26.7)	(5.3)
Discontinued operations	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Gain on sale of discontinued operations	0.0	0.0	0.0	0.0	0.0	0.0	(0.0)	(0.0)
Disproportionate share of income	—	—	—	—	—	—	—	0.3 (7)

Net income (loss)	$0.0	$0.0	$0.3	($0.1)	$0.2	($26.8)	($8.5)	$0.9
DDR ownership interest	79%	63%	50%	50%	50%	* **	* **	* **

	$0.1	($0.0)	$0.1	($0.0)	$0.1	($5.4)	$0.8	$0.9
Amortization of basis differential	—	—	—	—	(0.1)	—	(0.5)	(0.5)

	$0.1	$0.0	$0.1	($0.0)	($0.0)	($5.4)	$0.3	$0.4

Proportionate share of net operating income (4)	$0.7	($0.0)	$0.3	$0.1	$0.1	$0.3	$34.6

Proportionate share of interest expense (4)	$0.3	$0.0	$0.2	$0.1	$0.0	$0.2	$15.3

Funds From Operations (“FFO”):

Net income (loss)	($0.0)	$0.0	$0.3	($0.1)	$0.2	($26.8)	($8.5)	$0.9
Depreciation of real property	0.4	0.0	0.1	0.1	0.0	0.7	64.0	13.8
(Gain) loss on sale of real estate	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Disproportionate share of income	—	—	—	—	—	—	—	0.4 (8)

	$0.4	($0.0)	$0.4	($0.0)	$0.2	($26.1)	$55.5	$15.1

DDR ownership interest	79%	63%	50%	50%	50%	* **	* **

DDR FFO	$0.4	($0.0)	$0.2	($0.0)	$0.1	($5.2)	$15.1

Joint Venture Financial Summary 3.2.d

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2009

(1)	Amounts may differ slightly from actual results, due to rounding.

(2)	Asset values reflect historical cost basis due to acquisition of partnership interest (i.e., does not reflect step-up in basis).

(3)	Represents undeveloped land.

(4)	Does not include proportionate share of net operating income or interest expense for properties classified as discontinued operations.

(5)	Represents residual joint venture interests sold in 2009 and other small joint venture investments and land developments. To the extent that DDR is entitled to receive promoted income, DDR’s share of income could exceed the total income recorded by certain joint ventures as assets continue to be liquidated.

(6)	Adjustments represent the effect of promoted equity structures and minority interests. These adjustments are primarily at the RVIP IIIB, RVIP VII, RVIP VIII, Coventry II DDR Bloomfield, Coventry II DDR Marley Creek, Coventry II Merriam Village, Coventry II DDR Montgomery Farm and Coventry II DDR Tri-County Mall joint ventures as well as investments with Macquarie.

(7)	Adjustments represent the effect of promoted equity structures on DDR’s share of the income primarily from an asset management promote from RVIP IIIB, RVIP VII, and RVIP VIII and investments with Macquarie.

(8)	Adjustments associated with Coventry’s promoted interests primarily at RVIP IIIB, RVIP VII and RVIP VIII joint ventures as well as investments with Macquarie.

***	See Section 3.1- Joint Venture Investment Summary, disclosing respective ownership percentage, as ownership percentage may have changed during the year, or the promoted interest is in effect.
Joint Venture Financial Summary 3.2.e

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2009

Summary of Wholly-Owned and Consolidated Capital Transactions
(In Millions)

	Three Months
	Ended	Year Ended		Year Ended
	March 31,	December 31,		December 31,
	2009	2008		2007
Acquisitions/Transfers	$0.0	$10.9		$3,048.7	(2)
Completed Expansions Incremental Development Cost	0.0	27.8		32.7
Developments & Construction in Progress	52.5	419.5		428.5
Recurring Tenant Improvements & Third Party Leasing Commissions	4.1	11.6		12.5
Furniture, Fixtures & Equipment	1.0	6.3		13.0
Foreign Currency Adjustments	(8.2)	(41.3)		0.0

	49.4	434.8		3,535.4
Less: Real Estate Sales & Joint Venture Transfers	(66.3)	(312.9	)(1)	(2,001.3	)(3)

Net (Deductions)/Additions	($16.9)	$121.9		$1,534.1

(1)	In addition to asset sales ($136.5 million), this balance includes the sale of seven outparcels.

(2)	Includes acquisition of the IRRETI portfolio ($3,018 million), a property in Terrell, TX ($17 million), an additional interest in a San Francisco property, and the redemption of OP units.

(3)	In addition to asset sales ($610 million), this balance includes the following sales to joint ventures: Dividend Capital Total Realty Trust ($99 million), DDR Domestic Retail Fund I ($1,229 million), Macquarie DDR Trust ($50 million); and 11 outparcel sales.
Summary of Joint Venture Capital Transactions
(In Millions)

	Three Months
	Ended		Year Ended		Year Ended
	March 31,		December 31,		December 31,
	2009		2008		2007
Acquisitions/Transfers	($10.0	)(1)	$111.4	(3)	$4,987.4	(4)
Completed Expansions Incremental Development Cost	0.0		52.8		21.9
Developments & Construction in Progress	45.4		315.8		142.7
Recurring Tenant Improvements & Third Party Leasing Commissions	2.8		18.4		9.8
Foreign Currency Adjustments	16.1		(106.2)		48.5

	$54.3		$392.2		$5,210.3
Less: Real Estate Sales and Dispositions	($74.3	)(2)	($61.9	)(3)	($204.3	)(5)

Net (Deductions)/Additions	($20.0)		$330.3		$5,006.0

(1)	This is a FAS 141 purchase price reclassification adjustment for a prior acquisition.

(2)	Represents the disposition of the Ward Parkway shopping center located in Kansas City, MO and the sale of Five Forks Crossings shopping center located in Liburn, GA.

(3)	Includes the acquisition of a shopping center located in Independence, MO from the Macquarie DDR Trust, which is also reflected as a disposition.

(4)	Includes the acquisition of assets from DDR by DDR Domestic Retail Fund I ($1,463 million), Dividend Capital Total Realty Trust ($160 million) and Macquarie DDR Trust ($50 million). Also includes the formation of DDRTC Core Retail Fund ($2,942 million), the acquisition of the DDR SAU Retail Fund ($309 million), and the acquisition of an additional property interest by Sonae Sierra Brazil BV Sarl.

(5)	Includes the sale of seven shopping centers ($168 million), which were previously owned by a joint venture with Kuwait Financial Centre, to the DDR Domestic Retail Fund I and the sale of vacant land in TX and CO.
Summary of Wholly-Owned and Joint Venture Capital Transactions 4.1

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2009

Operating Property Acquisitions
There were no significant third party acquisitions for the three month period ended March 31, 2009.
Operating Property Dispositions
The asset sales for the three months ended March 31, 2009 included the sale of a shopping center located in Ormond Beach, FL and five former Mervyns locations.
Joint Venture Acquisitions
There were no significant third party acquisitions for the three month period ended March 31, 2009.
Joint Venture Dispositions
The asset dispositions for the three months ended March 31, 2009 include the disposition of the Ward Parkway shopping center located in Kansas City, MO and the sale of a shopping center located in Liburn, GA.
Wholly-Owned and Joint Venture Acquisitions and Dispositions 4.2

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2009

Wholly-Owned and Consolidated Development Projects

					Cost	Assets	Estimated
				Estimated	Incurred	Placed in	Initial
		Total	Owned	Net Cost	To Date	Service	Anchor
Location	Project Name	GLA	GLA	(Millions)	(Millions)	(Millions)	Opening	Major Anchors

Projects in Process
Homestead, FL	Homestead Pavilion	394,916	272,610	$79.7	$80.7	$25.4	2H08	Kohl’s, Sports Authority, Ross Dress for Less, Michaels, Staples, Bed, Bath & Beyond
Boise (Nampa), ID	Nampa Gateway Center	921,162	431,689	$126.7	$79.3	$10.0	2H07	JCPenney, Macy’s, The Sports Authority, Idaho Athletic Club
Boston (Norwood), MA	The Shoppes at Elmway Farms	72,243	56,343	$26.7	$18.6	$0.0	1H10
Elmira (Horseheads), NY	Southern Tier Crossings	697,795	350,987	$56.0	$45.2	$24.2	1H07	Kohl’s, Wal-Mart, Dick’s, PetsMart, Ulta, Mens Warehouse
Raleigh (Apex), NC	Apex Promenade	78,830	72,830	$16.9	$11.2	$0.0	1H09	HH Gregg, Outback Steakhouse
Austin (Kyle), TX (1)	Kyle Marketplace	805,618	443,092	$77.2	$52.0	$0.0	2H09	Target, Kohl’s, City Lights Theater

		2,970,564	1,627,551	$383.2	$287.0	$59.6

(1)	Consolidated joint venture. DDR has a 50% interest.
Land and Construction Related Projects Primarily on Hold (2)

	DDR’s
	Effective	Total
Location	Ownership	Acreage

Ukiah (Mendocino), CA	50%	75.7
New Haven (Guilford), CT	100%	26.0
Tampa (Brandon), FL	100%	46.3
Tampa (Wesley Chapel), FL	100%	10.0
Atlanta (Douglasville), GA	100%	30.2
Atlanta (Union City), GA	100%	85.0
Chicago (Grayslake), IL	50%	106.0
Boston, MA (Seabrook, NH)	100%	50.9
Gulfport, MS	100%	86.2
Raleigh (Apex), NC	100%	52.6
San Antonio (Schertz), TX	50%	85.0
Isabela, Puerto Rico	80%	11.1
Oconomowoc, WI	50%	121.6
Toronto (Brampton), CAN	50%	43.0
Toronto (East Gwillimbury — Bayview/Greenlane), CAN	50%	39.0
Toronto (East Gwillimbury — Hwy 404/Greenlane East), CAN	50%	44.0
Toronto (East Gwillimbury — Hwy 404/Greenlane West), CAN	50%	29.0
Toronto (Richmond Hill), CAN	50%	52.0
Togliatti, Russia	75%	61.2
Yaroslavl, Russia	75%	8.0
Other Misc. Land (13 sites)	100%	Various

		1,062.8

(2)	The costs incurred for these land and construction related projects as of March 31, 2009 were $553.2 million, which includes our partners’ ownership interest of $133.4 million.
Wholly-Owned and Consolidated Developments 4.3 a

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2009

Joint Venture Development Projects

				DDR’s		Estimated	Cost	Assets	DDR’s	Estimated
				Effective	Joint	Net	Incurred	Placed in	Proportionate	Initial
		Total	Owned	Ownership	Venture	Cost	To Date	Service	Cost	Anchor
Location	Project	GLA	GLA	Percentage	Partner	(Millions)	(Millions)	(Millions)	(Millions)	Opening	Major Anchors

Projects in Progress
Kansas City (Merriam), KS	Merriam Village	245,182	158,632	20.0%	Coventry II	$43.7	$45.5	$0.0	$8.7	TBD

Dallas (Allen), TX	Watters Creek	831,413	797,665	10.0%	Coventry II/ Trademark Property Company	$171.2	$165.7	$90.7	$17.1	1H08	Market Street United, Borders, DSW ShoeWarehouse, The Cheesecake Factory

Manaus, Brazil (1)	Manauara	502,529	502,529	47.4%	Sonae Sierra	$114.0	$92.0	$0.0	$54.0	1H09	C & A, Riachuelo, Marisa, Renner, Saraiva Megastore, Bemol, Dinamica, Hitech Import

		1,579,124	1,458,826			$328.9	$303.2	$90.7	$79.8

Joint Venture Developments 4.3 b

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2009

Development Assets Placed in Service
(In Millions)

		Unconsolidated JV Assets
			DDR’s
	Consolidated		Proportionate
Date	Assets	Total	Share

As of March 31, 2009	$59.6	$90.7	$9.1
Projected 2009	$127.2	$135.8	$57.7
Projected Thereafter	$196.4	$102.4	$13.0

	$383.2	$328.9	$79.8

Development Funding Schedule
(In Millions)

			Unconsolidated Joint Venture Funding
			DDR	JV Partners’	Proceeds from
	Consolidated		Proportionate	Proportionate	Construction	Total
	Funding		Share	Share	Loans	JV Funding
Funded as of March 31, 2009	$287.0		$61.9	$103.9	$137.4	$303.2
Projected Net Funding 2009	$32.0	(1)	11.1	14.3	20.0	$45.4
Projected Net Funding Thereafter	$64.2		(6.3)	(13.4)	0.0	($19.7)

	$383.2		$66.7	$104.8	$157.4	$328.9

(1)	In addition to this Projected Net Funding amount the company may spend up to $70 million for additional development, including expansions and redevelopment projects, tenant coordination work and the corporate headquarters.
Wholly-Owned and Joint Venture Development Delivery and
Funding Schedules 4.4

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2009

Summary of Significant Wholly-Owned and Consolidated
Redevelopment or Expansion Projects

		DDR’s	Joint
		Ownership	Venture
Location	Property Name	Percentage	Partner	Project Description

Projects in Progress
Miami (Plantation), FL	The Fountains	100%	N/A	Redevelopment of shopping center to include Kohl’s (will open Fall 2009) and other junior anchor tenants.

Chesterfield, MI	Chesterfield Corners	100%	N/A	Dollar Galaxy (opened 8/07), Xtreme Fitness (opened 4/08), 8,400 sf of small shop retail and additional retail space to be announced.

Fayetteville, NC	Cross Pointe Center	100%	N/A	Reconfigure 18,000 sf of in-line space to include Ulta (opened 7/08). Construct multi-tenant outparcel building.

Total Net Cost (Millions)			$106.9	(1)

(1) At March 31, 2009, approximately $78.7 million of costs had been incurred in relation to the projects in progress.

Summary of Significant Joint Venture Redevelopment or Expansion Projects

		DDR’s	Joint
		Ownership	Venture
Location	Property Name	Percentage	Partner	Project Description

Projects in Progress
Buena Park, CA	Buena Park Mall & Entertainment	20.0%	Coventry II	Redevelopment of the lower level of the mall to include John’s Incredible Pizza.

Los Angeles (Lancaster), CA	Valley Central Discount	21.0%	Prudential Real Estate Investors	Relocate existing Wal-Mart to the area previously occupied by 99 Cent Store (relocated), House to Home and Costco (which were demolished) for development of a Wal-Mart Supercenter (opened 7/07). Recaptured and redemise the former Wal-Mart for Michael’s (opened 9/08) and three additional junior anchors and three outparcels.

Benton Harbor, MI	Fairplain Plaza	20.0%	Coventry II	Expansion of the existing shopping center to include an 89,000 sf Kohl’s (opened 10/06), a 20,087 sf PETsMART (opened 2/08), a 17,340 sf Michael’s (opened 10/08), and additional retail tenants to be announced.

Total Net Cost (Millions)			$154.3	(1) (2)

DDR’s Proportionate Share (Millions)			$31.1

(1)	Total cost includes the acquisition costs for the Coventry II redevelopments.

(2)	At March 31, 2009, approximately $117.5 million of costs had been incurred in relation to the projects in progress and DDR’s pro-rata share was $23.6 million.
Wholly-Owned and Joint Venture Expansions and Redevelopments 4.5

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2009
Summary of Recently Developed Assets

				DDR’s Effective
	Location	Related Project	Owned GLA	Ownership

1	San Diego (Oceanside), CA	Oceanside Place Cinemas	79,884	100%
2	Denver (Littleton, CO)	Aspen Grove	231,450	100%
3	Fort Collins, CO	Mulberry and Lemay Crossing	18,988	100%
4	Lakeland, FL	Lakeland Marketplace	77,582	100%
5	Miami (Homestead), FL	Homestead Pavilion	275,839	100%
6	Miami, FL	The Shops at Midtown Miami	400,685	100%
7	Macon, GA	Eisenhower Annex	55,505	100%
8	Chicago (Deer Park), IL	Deer Park Town Center	292,139	24.8%
9	Chicago (McHenry), IL	The Shoppes at Fox River	224,552	100%
10	Salisbury, MD	The Commons	126,135	100%
11	Boston (Everett), MA	Gateway Center	222,236	100%
12	Minneapolis (Coon Rapids), MN	Riverdale Village	8,856	100%
13	St. Louis (Arnold), MO	Jefferson County Plaza	42,091	50%
14	Freehold, NJ	Freehold Marketplace	23,454	100%
15	Princeton, NJ	Nassau Park Pavilion	598,737	100%
16	Trenton (Hamilton), NJ	Hamilton Marketplace	468,240	100%
17	Elmira (Horseheads), NY	Southern Tier Crossing	350,987	100%
18	Raleigh (Apex), NC	Apex Promenade	81,780	100%
19	Raleigh (Apex), NC	Beaver Creek Crossings (Phase 1 - South)	268,333	100%
20	Cleveland (Aurora), OH	Barrington Town Square	102,683	100%
21	Allentown, PA	West Valley Marketplace	259,239	100%
22	Johnson City, TN	Johnson City Marketplace	11,749	100%
23	Austin, TX	Shoppes @Tech Ridge	282,798	24.8%
24	San Antonio, TX	Bandera Point	416,721	100%
25	San Antonio, TX	Village at Stone Oak	305,824	100%
26	San Antonio, TX	Westover Marketplace	216,737	20%
27	Milwaukee (Brookfield), WI	Shoppers World of Brookfield	15,070	100%
28	Manaus, Brazil	Manauara Shopping Center	477,630	47.4%

	Total		5,935,924

Summary of Recently Developed Assets 4.6

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2009
Summary of Recently Expanded and Redeveloped Assets

				DDR’s Effective
	Location	Related Project	Owned GLA	Ownership

1	Birmingham, AL	Brook Highland Plaza	424,341	100%
2	Phoenix, AZ	Christown Spectrum Mall	441,406	20%
3	N. Little Rock, AR	McCain Plaza	295,013	100%
4	Los Angeles (Buena Park), CA	Buena Park Downtown	724,143	20%
5	Denver, CO	Centennial Promenade	408,337	100%
6	Lakeland, FL	Lakeland Burlington Coat Factory	81,921	100%
7	Ocala, FL	Ocala West	105,276	100%
8	Tallahassee, FL	Capital West	79,451	100%
9	Tampa (Bayonet Point), FL	Point Plaza	209,714	100%
10	Tampa (Brandon), FL	Kmart Shopping Center	161,900	100%
11	Ottumwa, IA	Quincy Place Mall	241,427	100%
12	Benton Harbor, MI	Fairplain Plaza	222,739	20%
13	Chesterfield, MI	Chesterfield Marketplace	281,320	100%
14	Gaylord, MI	Pine Ridge Square	150,203	100%
15	Starkville, MS	Starkville Crossings	133,691	100%
16	Kansas City (Leawood), KS	Town Center Plaza	309,423	100%
17	Buffalo (Amherst), NY	Boulevard Consumer Square	441,603	100%
18	Olean, NY	Wal-Mart Plaza	285,400	100%
19	Rome, NY	Freedom Plaza	194,467	100%
20	Charlotte (Mooresville), NC	Mooresville Consumer Square	472,182	100%
21	Durham, NC	Oxford Commons	207,864	100%
22	Fayetteville, NC	Cross Pointe Center	204,563	100%
23	Wilmington, NC	University Centre	411,887	100%
24	Akron (Stow), OH	Stow Community Shopping Center	404,483	100%
25	Cincinnati, OH	Tri County Mall	758,031	18%
26	Dayton (Huber Hts), OH	North Heights Plaza	182,749	100%
27	Tiffin, OH	Tiffin Mall	170,868	100%
28	San Juan (Bayamon), PR	Rio Hondo	466,499	100%
29	San Juan (Ron Piedras), PR	Seniorial Plaza	168,664	100%
30	Chattanooga, TN	Overlook at Hamilton Place	207,244	100%
31	Salt Lake City (Midvale), UT	Family Center at Fort Union	641,957	100%
32	Salt Lake City (Riverdale), UT	Family Center at Riverdale	593,398	100%
33	Salt Lake City (Taylorsville), UT	Family Center at Taylorsville	697,630	100%
34	Seattle (Kirkland), WA	Totem Lakes Malls	253,867	20%

	Total		11,033,661

Summary of Recently Expanded and Redeveloped Assets 4.7

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2009

Company Features

701	Shopping Centers and Interests in Retail Assets

45	States (Plus Puerto Rico, Brazil, Russia and Canada)

117	Million Sq. Ft. Owned (1)

153	Million Sq. Ft. Owned and Managed (1) (2)

88.4%	Portfolio % Leased Including Former Mervyn’s Assets

90.7%	Portfolio % Leased Excluding Former Mervyn’s Assets

(1)	Assumes 100% ownership of joint venture assets. Based on actual pro rata ownership of joint venture assets and excluding developments and redevelopments in process and scheduled to commence in 2009, total owned GLA was 67.1 million square feet.

(2)	Includes unowned anchors at Company-owned operating and development retail properties.
Portfolio Summary 5.0

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2009

National portfolio creates efficiencies and strengthens tenant relationships
Portfolio Summary 5.1

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2009

Average Annualized Base Rental Rates PSF

		Total Annualized Base Rent / S.F.
Period Ending	Number of Properties	Total	Shop Space

Mar. 31, 2009	641	$12.45	$18.46
Dec. 31, 2008	649	$12.43	$18.43
Dec. 31, 2007	657	$12.33	$18.14
Dec. 31, 2006	409	$11.74	$17.46
Dec. 31, 2005	380	$11.30	$16.62
Dec. 31, 2004	373	$11.13	$16.14
Dec. 31, 2003	274	$10.82	$15.55
Dec. 31, 2002	189	$10.58	$15.18
Dec. 31, 2001	192	$10.03	$14.02
Dec. 31, 2000	190	$9.66	$13.66
Dec. 31, 1999	186	$9.20	$12.69
Dec. 31, 1998	159	$8.99	$12.39
Dec. 31, 1997	123	$8.49	$11.69
Dec. 31, 1996	112	$7.85	$10.87
Dec. 31, 1995	106	$7.60	$10.54
Dec. 31, 1994	84	$5.89	$9.02
Dec. 31, 1993	69	$5.60	$8.56
Dec. 31, 1992	53	$5.37	$8.37

(1)	Figures exclude Brazilian portfolio, Service Merchandise portfolio, development properties and managed properties.
Portfolio Summary 5.2

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2009

Lease Expirations by Year as of March 31, 2009

	Anchor Base Rent				Shop Space Base Rent
		Revenues				Revenues
Year	Leases	($M)	Avg. PSF	% of Revenue	Leases	($M)	Avg. PSF	% of Revenue

2009	45	$12.8	$6.49	2.3%	1,216	$56.6	$16.80	10.2%
2010	116	$36.7	$8.19	6.5%	1,449	$80.1	$17.27	14.4%
2011	143	$48.7	$9.95	8.6%	1,502	$92.3	$18.38	16.6%
2012	154	$55.0	$8.60	9.8%	1,225	$80.5	$18.90	14.4%
2013	143	$48.7	$8.48	8.6%	1,173	$80.3	$18.12	14.4%
2014	156	$59.0	$9.58	10.5%	526	$38.8	$17.77	7.0%
2015	104	$48.0	$9.66	8.5%	218	$20.8	$18.82	3.7%
2016	84	$40.1	$9.58	7.1%	196	$20.6	$20.72	3.7%
2017	84	$43.5	$9.89	7.7%	193	$21.6	$19.91	3.9%
2018	61	$28.8	$9.48	5.1%	238	$28.3	$17.70	5.1%

2009 - 2018 Subtotal	1,090	$421.3	$8.99	74.8%	7,936	$519.9	$18.44	93.3%
Total Rent Roll	1,303	$563.3	$9.23	100.0%	8,185	$557.5	$18.22	100.0%

Portfolio Summary 5.3

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2009

Largest Tenants by Owned and Managed GLA

	Total	Total	Owned	Owned	Unowned	Unowned
	Units	GLA (msf)	Units	GLA (msf)	Units	GLA (msf)

1. Wal-Mart / Sam’s Club	103	16.5	44	6.7	59	9.8
2. Target	63	8.1	9	1.2	54	6.9
3. Lowe’s Home Improvement	41	5.3	21	2.7	20	2.6
4. Home Depot	40	4.3	12	1.2	28	3.1
5. Kohl’s	43	3.8	36	3.2	7	0.6
6. T.J. Maxx / Marshalls	98	3.3	98	3.3	0	0.0
7. Kmart / Sears	38	3.2	37	3.0	1	0.2
8. Publix Supermarkets	56	2.6	55	2.5	1	0.1
9. PetSmart	101	2.3	100	2.2	1	0.1
10. Kroger	39	2.1	39	2.1	0	0.0
Portfolio Summary 5.4

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2009
Largest Tenants by GLA and Base Rental Revenues (1)

		% of
	Owned	Total	Credit Ratings
Major Tenant (units)	GLA	GLA	(S&P/Moody’s)
1. Wal-Mart / Sam’s Club (44)	4.9	7.4%	AA / Aa2
2. Lowe’s Home Improvement (21)	2.2	3.3%	A+ / A2
3. Kmart / Sears (37)	2.0	3.0%	BB- / Ba2
4. T.J. Maxx / Marshall’s (98)	1.6	2.5%	A / A3
5. Kohl’s (36)	1.4	2.1%	BBB+ / Baa1
6. PetSmart (100)	1.0	1.5%	BB / NR
7. Kroger (39)	1.0	1.5%	BBB- / Baa2
8. Target (9)	1.0	1.5%	A+ / A2
9. Bed, Bath, & Beyond (60)	1.0	1.6%	BBB / NR
10. Home Depot (12)	0.9	1.4%	BBB+ / Baa1
11. J.C. Penney (22)	0.9	1.4%	BB / Ba1
12. Michael’s (74)	0.8	1.2%	B- / Caa2
13. Toys R Us (35)	0.8	1.2%	B / B2
14. Tops Markets (27)	0.8	1.2%	NR / Ba3
15. Dick’s Sporting Goods (35)	0.8	1.2%	NR / NR
16. Office Max (54)	0.7	1.1%	B / Ba2
17. Publix Supermarkets (55)	0.7	1.1%	NR / NR
18. Ross Stores (54)	0.7	1.1%	BBB / NR
19. GAP / Banana Republic / Old Navy (64)	0.6	0.9%	BB+ / Ba2
20. Burlington Coat Factory (11)	0.6	0.9%	B- / Caa1

Subtotal 1-20	24.3	37.0%
Total Portfolio	65.8	100.0%

	Base	% of
	Rental	Total
	Rev.	Base	Credit Ratings
Major Tenant (units)	($M)	Rent	(S&P/Moody’s)
1. Wal-Mart / Sam’s Club (44)	$31.3	4.7%	AA / Aa2
2. T.J. Maxx / Marshalls (98)	$13.8	2.1%	A / A3
3. Lowe’s Home Improvement (21)	$13.8	2.1%	A+ / A2
4. Petsmart (100)	$13.3	2.0%	BB / NR
5. Bed Bath & Beyond (60)	$12.1	1.8%	BBB / NR
6. Kohl’s (36)	$10.0	1.5%	BBB+ / Baa1
7. Michael’s (74)	$9.8	1.5%	B- / Caa2
8. Rite Aid (40)	$9.7	1.4%	B- / Ca
9. Tops Markets (27)	$9.5	1.4%	NR / Ba3
10. GAP / Banana Republic / Old Navy (64)	$9.1	1.4%	BB+ / Ba2
11. Dick’s Sporting Goods (35)	$8.8	1.3%	NR / NR
12. Best Buy (30)	$8.6	1.3%	BBB- / Baa2
13. Office Max (54)	$8.4	1.3%	B / Ba2
14. Barnes and Noble (38)	$8.3	1.2%	NR / Ba2
15. Kroger (39)	$7.8	1.2%	BBB- / Baa2
16. Sears (37)	$7.7	1.2%	BB- / Ba2
17. Home Depot (12)	$7.2	1.1%	BBB+ / Baa1
18. Ross Stores (54)	$7.1	1.1%	BBB / NR
19. Staples (41)	$6.7	1.0%	BBB / Baa2
20. Cinemark Theatre (14)	$6.1	0.9%	B / B1

Subtotal 1-20	$209.1	31.2%
Total Portfolio	$669.4	100.0%

(1)	Based on pro rata ownership of joint venture properties.
Portfolio Summary 5.5

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the three months ended March 31, 2009

Summary of Consolidated Debt
as of March 31, 2009

		Loan		Maturity	Interest
		Balance(000’s)		Date	Rate(1)

SENIOR DEBT:
Unsecured Credit Facilities:
$1.25 Billion Revolving Credit Facility		$1,213,131		06/10	Libor + 75
$75 Million Revolving Credit Facility		38,000		06/10	Libor + 75
Secured Credit Facility:
$800 Million Term Loan		800,000		02/11	Libor + 87.5

Total Term and Credit Facility Debt		2,051,131

PUBLIC DEBT:
Medium Term Notes	F	194,513		05/10	5.000
Medium Term Notes	F	284,170		08/10	4.625
Medium Term Notes	F	242,250		04/11	5.250
Convertible Notes	F	192,167	(2)	08/11	3.500
Convertible Notes	F	464,674	(3)	03/12	3.000
Medium Term Notes	F	345,735		10/12	5.375
Medium Term Notes	F	199,564		05/15	5.500
Medium Term Notes	F	100,000		07/18	7.500

Total Public Debt		2,023,074

MORTGAGE DEBT:
Lee Vista, Orlando, FL	F	17,477		05/09	7.000
Shoppes at Wendover Village, Greensboro, NC	F	5,450		06/09	4.222
Town Center Plaza, Leawood, KS	F	46,072		07/09	7.310
Mill Pond Village, Cary, NC	F	8,500		07/09	4.758
Adams Farm, Greensboro, NC	F	6,700		08/09	4.652
Abernathy Square, Atlanta, GA	F	13,392		09/09	6.285
Otto Bridge Loan	F	60,000		09/09	10.000
DDR MDT MV, LLC	V	14,007	(5)	10/09	Libor + 72
Liberty Fair Mall, Martinsville, VA	F	18,862		12/09	8.460
Kyle Crossing, Kyle, TX	V	13,486	(4)(6)	01/10	5.000
Cibolo Creek Center, Schertz, TX	V	3,240	(4)	01/10	Libor + 225
Tech Center 29, Silver Springs, MD	F	6,120		02/10	7.330
Middletown Village, Middletown, RI	F	10,000		02/10	4.531
Plant City Crossing, Plant City, FL	F	5,900		05/10	4.700
Brick Ctr Plaza, Brick, NJ	F	10,300		06/10	4.375
Windsor Court SC, Windsor, CT	F	8,015		06/10	4.390
Edgewater Town Ctr, Edgewater, NJ	F	14,000		06/10	4.685
Valley Park Commons, Hagerstown, MD	F	6,770		07/10	4.440
East Hanover Plaza, East Hanover, NJ	F	9,280		07/10	4.685
Sony Theatre, East Hanover, NJ	F	6,445		07/10	4.685
Oakley Plaza, Asheville, NC	F	5,175		08/10	4.290
Deer Valley Town Center, Phoenix, AZ	F	16,667		09/10	8.010
Summary of Consolidated Debt 6.1.a

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the three months ended March 31, 2009

Summary of Consolidated Debt
as of March 31, 2009 (con’t)

		Loan		Maturity	Interest
		Balance(000’s)		Date	Rate (1)

Capital Crossing, Raleigh, NC	F	$5,478		09/10	4.300
Downtown Short Pump, Richmond, VA	F	18,480		09/10	4.900
DDR MDT MV, LLC	F	119,315	(5)	10/10	5.211
Tequesta Shops Plaza, Tequesta, FL	F	5,200		10/10	5.300
Shops on the Circle, Dothan, AL	F	11,364		11/10	7.920
Terrell Plaza, Terrell, TX	V	6,387	(4)	11/10	5.000
Big Flats Consumer Square I, Big Flats, NY	F	4,035		12/10	8.011
Plattsburgh Consumer Square, Plattsburgh, NY	F	3,939		12/10	8.000
Denbigh Village, Newport News, VA	F	11,457		12/10	4.940
Camfield Corners, Charlotte, NC	F	5,150		12/10	5.040
Homestead Pavilion, Homestead, FL	V	62,540		03/11	Libor + 120
Peach Street Square I, Erie, PA	F	24,288		04/11	6.884
Peach Street Square II, Erie, PA	F	2,803		04/11	6.884
Southland Crossings, Boardman, OH	F	25,222		04/11	6.884
Plaza at Sunset Hills, St. Louis, MO	F	32,696		04/11	6.884
The Promenade at Brentwood, St. Louis, MO	F	24,288		04/11	6.884
Centennial Promenade, Denver, CO	F	36,432		04/11	6.884
DDRC Headquarters, Beachwood, OH	V	22,484		04/11	Libor + 110
Southern Tier Crossing, Horseheads, NY	V	30,618		09/11	Libor + 150
Union Town Center, Indian Train, NC	F	6,606		10/11	7.000
Westgate Plaza, Gates, NY	F	23,686		10/11	7.240
Ashtabula Commons, Ashtabula, OH	F	6,580		12/11	7.000
Paradise Village Gateway, Phoenix, AZ	F	20,100	(7)	03/12	5.385
Gravois Village Plaza, St. Louis, MO	F	420		06/12	8.625
University Hills, Denver, CO	F	26,375		07/12	7.300
N. Charleston Center, N. Charleston, SC	F	9,965		07/12	7.370
Cortez Plaza, Bradenton, FL	F	12,071		07/12	7.150
Duvall Village, Bowie, MD	F	8,370		10/12	7.040
Walgreen’s, Rockford, IL	F	3,223		11/12	4.863
Walgreen’s, Dearborn Hts, MI	F	3,550		11/12	4.863
Walgreen’s, Livonia, MI	F	2,477		11/12	4.863
Mooresville Consumer Square, Mooresville, NC	F	22,779		12/12	6.930
Big Flats Consumer Square IV, Big Flats, NY	F	803		01/13	7.600
Big Flats Consumer Square II, Big Flats, NY	F	2,756		01/13	8.010
Delaware Consumer Square, Buffalo, NY	F	677		01/13	6.960
Walgreen’s, Oshkosh, WI	F	2,817		02/13	4.863
Walgreen’s, Westland, MI	F	2,625		03/13	4.863
Paseo Colorado, Pasadena, CA	F	79,100		04/13	5.000
Family Center at Meridian, Meridian, ID	F	7,440		04/13	5.000
Meridian Crossroads, Meridian, ID	F	29,760		04/13	5.000
University Center, Wilmington, NC	F	24,500		04/13	5.000
Aspen Grove, Littleton, CO	F	42,200		04/13	5.000
Plaza Escorial, Carolina, PR	F	57,500		04/13	5.000
Plaza Rio Hondo, Bayamon, PR	F	109,500		04/13	5.000
Summary of Consolidated Debt 6.1.b

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the three months ended March 31, 2009

Summary of Consolidated Debt
as of March 31, 2009 (con’t)

		Loan		Maturity	Interest
		Balance(000’s)		Date	Rate(1)

Victor Square, Victor, NY	F	$6,268		04/13	5.800
Wrangleboro Consumer Sq. I & II, Mays Landing, NJ	F	42,846		05/13	6.990
Monmouth Consumer Sq., W. Long Branch, NJ	F	9,165		07/13	8.570
Rotonda Plaza, Englewood, FL	F	1,287		07/13	5.800
Reno Riverside, Reno, NV	V	3,264	(8)	02/15	5.950
Wal-Mart Plaza, Olean, NY	F	3,559		07/15	8.995
Hamilton Commons, Mays Landing, NJ	F	10,990		09/15	4.700
Consumer Square West, Columbus, OH	F	12,407		11/15	10.188
Boulevard Consumer Square (Kmart), Amherst, NY	F	9,414		11/15	7.850
Tops Plaza, Lockport, NY	F	9,856		01/16	8.000
Merriam Town Center, Merriam, KS (TIF)	F	4,775		02/16	6.900
Freedom Plaza, Rome, NY	F	3,488		09/16	7.850
Transit Commons, Amherst, NY	F	4,108		12/16	7.680
Thruway Plaza (Wal-Mart), Cheektowaga, NY	F	3,976		10/17	6.780
Tops Plaza, Ithaca, NY	F	15,617		01/18	7.050
Boulevard Consumer Square, Amherst, NY	F	10,973		07/18	5.670
Mohawk Commons, Niskayuna, NY	F	20,416		12/18	5.750
Lowes, Henderson, TN	F	7,568		01/19	7.660
Mariner Square, Spring Hill, FL	F	4,461		09/19	9.750
Northland Square, Cedar Rapids, IA	F	8,498		01/20	9.375
Connecticut Commons, Plainville, CT (TIF)	F	6,675		04/21	7.125
West Valley Marketplace, Allentown, PA	F	15,700		07/21	6.950
Gulfport Promenade, Gulfport, MS	V	60,000		12/37	SIFMA + 5

Total Mortgage Debt		1,539,222

Consolidated Debt		$5,613,427

Add: Joint Venture Partner Share of Consilidated Debt		$137,193

Total Consolidated Debt Including Joint Venture Share		$5,750,620

				Wtd. Avg.	Wtd. Avg.
				Maturity	Interest Rate
Fixed Rate		$4,049,405		2.84 years	5.3%
Variable Rate		$1,701,215		2.30 years	1.4%

		$5,750,620		2.68 years	4.2%

Summary of Consolidated Debt 6.1.c

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the three months ended March 31, 2009

Summary of Consolidated Debt
as of March 31, 2009 (con’t)

CUMULATIVE REDEEMABLE PREFERRED SHARES	Outstanding Amount(000’s)	First Call Date
Class G — 8.0%	$180,000	March 28, 2008
Class H — 7.375%	$205,000	July 28, 2008
Class I — 7.5%	$170,000	May 7, 2009
DERIVATIVE INSTRUMENTS

	Notional Amount(000’s)	Underlying Debt Hedged	Rate Hedged	Fixed Rate	Termination Date
Interest Rate Swap	$100,000	Secured Credit Facility	1 mo. LIBOR	4.933%	October 18, 2009
Interest Rate Swap	$50,000	Secured Credit Facility	1 mo. LIBOR	4.965%	October 18, 2009
Interest Rate Swap	$50,000	Secured Credit Facility	1 mo. LIBOR	4.964%	October 18, 2009
Interest Rate Swap	$200,000	Secured Credit Facility	3 mo. LIBOR	5.149%	June 28, 2010
Interest Rate Swap	$100,000	$1.25 Billion Revolving Credit Facility	1 mo. LIBOR	4.942%	September 29, 2010
Interest Rate Swap	$100,000	Secured Credit Facility	1 mo. LIBOR	4.815%	February 21, 2012

Notes:

F — Fixed-Rate Debt V — Variable-Rate Debt

1.	Interest rate figures reflect coupon rates of interest and do not include discounts or premiums. Deferred finance cost amortization of approximately $10.5 million net, is offset by approximately $3.8 million of fair market value adjustments in 2008.

2.	The convertible notes may be net settled with DDR’s common stock once the stock price rises above $64.23 per share, however this conversion price has been increased to $65.17 per share through the purchase of a convertible note hedge. The principal balance on these notes is to be settled in cash. Included in this amount is $9.7 million recorded at March 31, 2009 for the accretion of the convertible debt to comply with accounting standards.

3.	The convertible notes may be net settled with DDR’s common stock once the stock price rises above $74.56 per share, however, this conversion price has been increased to $82.71 per share through the purchase of a convertible note hedge. The principal balance on these notes is to be settled in cash. Included in this amount is $29.7 million recorded at March 31, 2009 for the accretion of the convertible debt to comply with accounting standards.

4.	The Company’s joint venture with David Berndt Interests is consolidated within DDR’s accounts. DDR owns 50% of the debt.

5.	The Company’s joint venture with MDT is consolidated within DDR’s accounts. DDR owns 56.135% of the debt.

6.	This loan has a LIBOR floor of 2.00%.

7.	The Company’s joint venture with Shea and Tatum Associates is consolidated within DDR’s accounts. DDR owns 67% of the debt.

8.	This loan has a floor interest rate of 5.95% and a cap of 9.00%.
Amounts may differ slightly from actual results, due to rounding.
Summary of Consolidated Debt 6.1.d

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the three months ended March 31, 2009

Summary of Joint Venture Debt
as of March 31, 2009

		Mortgage
Property/Entity		Balance (000’s)	Maturity Date	Interest Rate

DDRTC Core Retail Fund, LLC
DDRTC Holdings Pool 1, LLC (25 assets)	F	$736,559	03/17	5.4475
DDRTC Holdings Pool 3, LLC (17 assets)	F	555,034	03/12	5.480
DDRTC Holdings Pool 5, LLC (12 assets)	V	197,300	02/10	Libor + 65
DDRTC Holdings Pool 6, LLC
Walks at Highwood Preserve I & II	F	3,700	05/09	4.372
Aiken Exchange	F	7,350	05/09	4.372
Oak Summit	F	8,200	06/09	4.272
Wytheville Commons	F	5,590	06/09	4.302
Heritage Pavilion	F	21,500	07/09	4.460
Columbiana Station	F	25,900	06/10	4.040
Warwick Center	F	16,939	06/10	4.130
Fayette Pavilion I & II	F	53,250	07/10	5.620
North Hill Commons	F	2,475	11/10	5.240
Cox Creek Shopping Center	F	14,152	03/12	7.090
Cypress Trace	F	16,000	04/12	5.000
Waterfront Marketplace	F	28,861	08/12	6.350
Waterfront Town Center	F	38,023	08/12	6.350
Creeks at Virginia Center	F	25,663	08/12	6.370
Willoughby Hills Shopping Center	F	13,796	07/18	6.980

DDR Domestic Retail Fund I
Paradise Promenade, Davie, FL	F	6,400	06/09	4.322
Village Ctr, Racine, WI	F	13,200	04/10	4.440
West Falls Plaza, West Patterson, NJ	F	11,075	06/10	4.685
Southampton Village, Tyrone, GA	F	6,700	05/11	4.663
Village Center Outlot, Racine, WI	F	2,070	07/11	5.170
Center Pointe Plaza, Easley, SC	F	4,250	08/11	5.320
Shoppes on the Ridge, Lake Wales, FL	F	9,628	12/11	4.740
Publix Brooker Creek, Palm Harbor, FL	F	5,000	12/11	4.610
Watercolor Crossing, Santa Rosa, FL	F	4,355	01/12	4.760
Heather Island Plaza, Ocala, FL	F	6,155	12/12	5.001
Hilliard Rome, Columbus, OH	F	10,981	01/13	5.870
Boynton Beach, FL (Meadows Square)	F	2,781	07/13	6.720
DDR Domestic Retail Fund I (25 assets)	F	885,000	07/17	5.600

DDR Macquarie (1)(2)
$305 Million Revolving Credit Facility (10 assets)	V	247,900	04/10	Libor + 40
	F	20,000	04/10	4.360
Secured Portfolio Financing (6 assets)	F	268,000	09/15	6.400
	V	65,320	09/11	Libor + 240
Secured Portfolio Financing (8 assets)	F	165,250	06/09	4.180
	V	7,660	06/09	Libor + 84
BJ’s Clarence	F	4,287	03/22	7.070
Joann Transit	F	2,075	08/13	6.250
New Hartford Consumer Square	F	29,506	11/18	5.750
Birmingham, AL (Riverchase)	F	7,456	01/13	5.500
DDR Macquarie Longhorn Holdings (4 assets)	F	85,000	01/12	4.910
DDR Macquarie Longhorn Holdings II (7 assets)	F	157,250	04/10	4.822
	V	3,570	04/10	Libor + 85
Summary of Joint Venture Debt 6.2.a

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the three months ended March 31, 2009

Summary of Joint Venture Debt
as of March 31, 2009 (con’t)

		Mortgage
Property/Entity		Balance (000’s)	Maturity Date	Interest Rate

DDR Macquarie (1)(2)
DDR Macquarie Longhorn Holdings III (3 assets)	F	$39,300	04/10	5.098

Macquarie DDR US Trust Credit Facility	V	48,365	03/10	Libor + 100

DDR MDT PS, LLC (7 assets)	F	86,000	07/13	6.004

Coventry II DDR Bloomfield	V	48,000	12/08	Libor + 250

Coventry II DDR Buena Park	V	61,000	03/10	Libor + 115

Coventry II DDR Fairplain	V	16,000	09/09	Libor + 275

Coventry II DDR Marley Creek	V	10,750	07/10	Libor + 125

Coventry II DDR Merriam Village (3)	V	17,039	01/09	5.000

Coventry II DDR Montgomery Farm (4)	V	115,907	07/10	4.500

	V	4,476	07/10	Libor + 600

Coventry II DDR Phoenix Spectrum	V	46,000	01/10	Libor + 70

Coventry II DDR SM	V	84,725	01/10	Libor + 80

	V	32,695	01/10	Libor + 223.65

Coventry II DDR Totem Lakes	V	29,500	09/09	Libor + 275

Coventry II DDR Tri County	F	154,058	02/15	5.655

	F	11,701	02/15	10.304

Coventry II DDR Westover Marketplace	V	20,856	07/09	Libor + 125

RVIP III B
Deer Park, IL	F	60,000	10/11	5.590

RVIP VII (2 assets)	V	72,120	04/10	Libor + 400

RVIP VIII	V	23,356	01/10	Libor + 100

DPG Realty Holdings, LLC
Tonawanda, NY	F	4,877	05/17	7.630
Tonawanda, NY	F	4,579	06/21	7.660

TRT DDR Holdings I LLC (3 assets)	F	110,000	05/17	5.510

Inland SAU Retail Fund, LLC
Blockbuster	F	993	10/10	4.890
Cascade Crossing	F	4,954	10/10	4.890
Hickory Flat Village	F	8,689	10/10	4.890
Flat Shoals Crossing	F	6,063	10/10	4.760
Deshon Plaza	F	6,038	10/10	4.760
Shops at John’s Creek	F	2,762	10/10	4.890
Waynesboro Commons	F	3,178	10/10	4.890
Brookhaven	F	10,397	12/10	4.890
Lewandowski Commons	F	12,465	03/11	5.770
South Square	F	12,597	10/12	5.060
North Hampton Market (Phase I & II)	F	10,501	10/12	5.080
Oakland Market Place	F	3,560	10/12	5.040
Summary of Joint Venture Debt 6.2.b

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the three months ended March 31, 2009

Summary of Joint Venture Debt
as of March 31, 2009 (con’t)

		Mortgage
Property/Entity		Balance (000’s)	Maturity Date	Interest Rate
Inland SAU Retail Fund, LLC
Shoppes at Wendover II	F	$14,382	10/12	5.060
Crossroads Square	F	4,869	12/12	5.310
Cascade Corners	F	3,979	12/12	5.420
Hilander Village	F	9,404	12/12	5.410
Glenlake Plaza	F	8,234	12/12	5.440
Broadmoor Plaza	F	11,048	12/12	5.440
Milan Plaza	F	2,161	12/12	5.490
West Towne Commons	F	4,797	12/12	5.440
American Way	F	6,662	12/12	5.440
Kroger Junction	F	3,827	12/12	5.440
Kroger Plaza	F	1,806	12/12	5.440
Willowbrook Commons	F	6,998	03/13	5.410
The Point	F	15,800	04/13	5.640
Harper Hill Commons	F	10,350	04/13	5.790
Plaza at Carolina Forest	F	14,203	05/13	5.970
Alexander Pointe	F	5,129	08/13	5.920
Patterson Place	F	20,338	12/13	5.670

Cole DDR MT Independence	F	34,100	01/12	5.950

DDRA Community Centers Five (5 assets)	F	280,000	08/10	5.295

DDR Markaz II (13 assets)	F	150,480	11/14	5.147

Lennox Town Center Limited	F	1,000	06/17	6.440
Columbus, OH	F	26,000	06/17	5.640

Sun Center Limited	F	5,821	05/11	5.420
Columbus, OH	F	12,787	04/11	8.480

DOTRS LLC
Macedonia, OH	F	21,000	08/11	6.050

Jefferson County Plaza, LLC
Arnold, MO	V	3,664	08/12	Libor + 200

Sonae Sierra Brazil Limitadas	V	4,036	08/09	CDI + 500
	V	2,319	09/09	CDI + 700
	V	22,267	02/10	CDI + 500
	F	40,823	12/20	8.500

Central Park Solon LLC	V	3,354	05/09	Libor + 225

RO & SW Realty LLC	F	23,978	06/11	5.960

Total		$5,760,277

			Wtd. Avg.	Wtd. Avg.
Total Joint Venture Debt:			Maturity	Interest Rate

Fixed Rate		$4,572,099	0.92 years	5.5%
Variable Rate		$1,188,178	5.08 years	2.5%

		$5,760,277	4.22 years	4.9%

DDR’s Proportionate Share:
Fixed Rate		$980,538
Variable Rate		$235,058

		$1,215,596

Summary of Joint Venture Debt 6.2.c

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the three months ended March 31, 2009

DERIVATIVE INSTRUMENTS (5)

	Notional Amount(000’s)	Underlying Capital Hedged	Rate Hedged	Fixed Rate	Termination Date
Interest Rate Swap	$20,000	MDT Revolving Credit Facility	1 mo. LIBOR	3.960%	June 1, 2009
Interest Rate Swap	$50,000	MDT Revolving Credit Facility	3 mo. LIBOR	5.105%	November 17, 2010
Forward Interest Rate Swap	$157,250	MDT Mortgage Debt	1 mo. LIBOR	5.250%	March 9, 2012
Forward Interest Rate Swap	$75,000	MDT Mortgage Debt	1 mo. LIBOR	5.223%	June 1, 2014
Forward Interest Rate Swap	$75,000	MDT Mortgage Debt	1 mo. LIBOR	4.900%	June 2, 2014
Notes:
(1)	The company’s joint venture associated with the Mervyns Portfolio is not reflected as it is consolidated within DDR’s accounts.

(2)	MDT has entered into a series of swaps to fix the interest rate on floating rate debt in MDT’s revolving credit facility. MDT has also entered into a series of forward swaps in expectation of obtaining fixed rate financing in the future.

(3)	This loan has a LIBOR floor of 2.00%.

(4)	This loan has a LIBOR floor of 1.50%.

(5)	Does not include interest rate caps.
Amounts may differ slightly from actual results, due to rounding.
Summary of Joint Venture Debt 6.2.d

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the three months ended March 31, 2009

Summary of Consolidated Mortgage Principal Payments, Corporate Debt Maturities
and Joint Venture Debt Payments and Maturities (1)
as of March 31, 2009
(000’s)

	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018
	Payments	Payments	Payments	Payments	Payments	Payments	Payments	Payments	Payments	Payments	Thereafter	Total
CONSOLIDATED DEBT
Property Mortgages	$183,254	$330,701	$199,985	$102,954	$432,347	$16,593	$26,595	$16,032	$10,559	$7,901	$73,548	$1,400,467
Construction Loans	0	23,113	30,618	0	85,024	0	0	0	0	0	0	138,755
Public Debt	0	478,683	434,417	810,410	0	0	199,564	0	0	100,000	0	2,023,074

Subtotal	183,254	832,497	665,020	913,364	517,371	16,593	226,160	16,032	10,559	107,901	73,548	3,562,296
Revolving Credit Facilities & Term Loan (2)	0	0	1,251,131	800,000	0	0	0	0	0	0	0	2,051,132

Consolidated Debt	$183,254	$832,497	$1,916,151	$1,713,364	$517,371	$16,593	$226,160	$16,032	$10,559	$107,901	$73,548	$5,613,428
Add: JV Partner Shared Consolidated Debt	$0	$127,293	$0	$9,900	$0	$0	$0	$0	$0	$0	$0	$137,193

Total Consolidated Debt Including JV Share	$183,254	$959,790	$1,916,151	$1,723,264	$517,371	$16,593	$226,160	$16,032	$10,559	$107,901	$73,548	$5,750,620

JOINT VENTURE DEBT
Total JV Debt	$308,721	$1,431,354	$485,633	$854,887	$250,785	$159,910	$425,981	$7,369	$1,765,944	$6,335	$63,358	$5,760,277
DDR’s Proportionate Share	66,473	369,097	118,455	143,928	47,098	31,946	98,522	1,428	313,456	1,321	23,872	1,215,596

Total Consolidated Debt & Proportionate Share JV Debt	$249,727	$1,328,887	$2,034,607	$1,867,192	$564,468	$48,539	$324,682	$17,460	$324,015	$109,221	$97,420	$6,966,216

Notes:

(1)	In situations where options to extend the maturity of a loan exist, the maturity of the extension period(s) has been assumed for this schedule.

(2)	Balance at March 31, 2009 on credit facilities and term loan. The $1.25 billion JPMorgan Chase facility has one one-year extension option to 2011. The $800 million Key Bank term loan has one one-year extension option to 2012. The $75 million National City Bank facility has one one-year extension option to 2011.
Amounts may differ slightly from actual results, due to rounding.
Summary of Consolidated and Joint Venture Debt Payments and Maturities 6.3.a

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2009

Corporate Headquarters	Investor Relations
3300 Enterprise Parkway	Thomas C. Morabito
Beachwood, Ohio 44122	Toll Free: (877) 225-5337
Main: (216) 755-5500	Direct: (216) 755-5842
Website: www.ddr.com	Email: tmorabito@ddr.com

Research Coverage
Citigroup
Michael Bilerman	michael.bilerman@citi.com	(212) 816-1383
Quentin Velleley	quentin.velleley@citi.com	(212) 816-6981

Deutsche Bank Securities
John Perry	john.perry@db.com	44-20-7547-0560
Vincent Chao	vincent.chao@db.com	(212) 250-8811

Goldman Sachs
Jay Habermann	jonathan.habermann@gs.com	(917) 343-4260
Jehan Mahmood	jehan.mahmood@gs.com	(212) 902-2646

Green Street Advisors
Jim Sullivan	jsullivan@greenstreetadvisors.com	(949) 640-8780
Nick Vedder	nvedder@greenstreetadvisors.com	(949) 640-8780

Hilliard Lyons
Carol Kemple	ckemple@hilliard.com	(502) 588-1142

Macquarie
David Wigginton	dave.wigginton@macquarie.com	(212) 231-6380

Merrill Lynch
Craig Schmidt	craig_schmidt@ml.com	(212) 449-1944

JP Morgan
Michael Mueller	michael.w.mueller@jpmorgan.com	(212) 622-6689
Joe Dazio	joseph.c.dazio@jpmorgan.com	(212) 622-6416

RBC Capital Markets
Rich Moore	rich.moore@rbccm.com	(216) 378-7625
Wes Golladay	wes.golladay@rbccm.com	(440) 715-2650

UBS
Jeff Spector	jeffrey.spector@ubs.com	(212) 713-6144
Lindsay Schroll	lindsay.schroll@ubs.com	(212) 713-3402

Wachovia Securities
Jeff Donnelly	jeff.donnelly@wachovia.com	(617) 603-4262
Robert Laquaglia	robert.laquaglia@wachovia.com	(617) 603-4280
Investor Contact Information 7.0